UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05498 )

Exact name of registrant as specified in charter:	Putnam Master Intermediate Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period October 1, 2009 – March 31, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PIM

Putnam Master Intermediate Income Trust

Semiannual report
3|31|10

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Master
Intermediate
Income Trust

Semiannual report
3 | 31 | 10

Message from the Trustees	2

About the fund	4

Performance snapshot	6

Interview with your fund’s portfolio manager	7

Your fund’s performance	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	20

Financial statements	21

Shareholder meeting results	81

Message from the Trustees

Dear Fellow Shareholder:

Global equity markets have continued to rebound from last year’s lows, bolstered by strengthening economic growth and robust earnings results. Major stock indexes have hit highs not seen since the fall of 2008. And although opportunities in fixed income are somewhat diminished following the bond market’s historic rally last year, pockets of attractive valuations and opportunity remain.

Last year, investors who deployed cash in the markets were generally rewarded across a range of asset categories. This year, success is requiring more analysis, insight, and expertise. Active money management — Putnam’s core strength — is very important during times like these.

One lesson that can be drawn from the painful downturn of 2008 and early 2009 is the importance of diversification and asset allocation, which mutual funds offer. Although diversification does not guarantee a profit or protect against loss, it remains an important investment principle and one we believe is worth pursuing in all market environments.

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Lastly, we would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly management fee changes, which went into effect earlier this year. We also would like to welcome new shareholders to the fund and thank all of our investors for your continued confidence in Putnam.

Respectfully yours,

About the fund

Seeking broad diversification across bond markets

When Putnam Master Intermediate Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. Additionally, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation in the two decades since. New sectors such as mortgage-and asset-backed securities now make up a sizable portion of the U.S. investment-grade market. The high-yield corporate bond sector has also grown significantly. Outside the United States, the popularity of the euro has resulted in a large market of European government bonds. There are also growing opportunities to invest in the debt of emerging-market countries.

The fund’s investment perspective has been broadened to keep pace with the market expansion over time. To respond to the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with varied investment opportunities. Each team identifies compelling strategies within its area of expertise. The fund’s managers select from among these strategies, striving to systematically build a diversified portfolio that carefully balances risk and return.

The fund’s multi-strategy approach is well suited to the expanding opportunities in today’s global bond marketplace. As different factors drive the performance of the various fixed-income sectors, the fund’s diversified strategy seeks to take advantage of changing market leadership in pursuit of high current income and the relative stability of net asset value.

Consider these risks before investing:

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. The use of derivatives involves special risks and may result in losses. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Putnam Master Intermediate Income Trust
balances risk and return across multiple sectors

Putnam believes that building a diversified
portfolio with multiple income-generating
strategies is the best way to pursue your
fund’s objectives. The fund’s portfolio
is composed of a broad spectrum of
government, credit, and securitized
debt instruments.

Weightings are shown as a percentage of the fund’s total investment portfolio. Allocations and holdings in each sector will vary over time. For more information on current fund holdings, see pages 22–67.

4	5

Performance
snapshot

Annualized total return (%) comparison as of 3/31/10

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

Interview with your
fund’s portfolio manager

D. William Kohli

Bill, how did Putnam Master Intermediate
Income Trust perform for the six months
ended March 31, 2010?

The fund performed exceptionally well, beating both its benchmark and its Lipper peer group average by substantial margins. Specifically, the fund returned 10.87% at net asset value versus 1.34% for the Barclays Capital Government/Credit Bond Index, and 6.35% for Lipper Flexible Income Funds [closed-end].

How would you characterize the bond
market environment during this period?

As the U.S. economy continued to emerge from recession, fixed-income market sectors that carry greater perceived credit risk — such as high-yield bonds, floating-rate bank loans, and emerging-market bonds — performed the best, while less-risky government securities achieved more muted returns. Global bonds actually notched modestly negative results, due to adverse fiscal developments in several weaker European economies, most notably Greece. As investors gravitated toward riskier bonds, all domestic sectors that offered a yield advantage over U.S. Treasuries outperformed Treasuries.

At the end of March, the Federal Reserve Board [the Fed] concluded its purchases of government-agency mortgage-backed

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/10. See pages 6 and 12–13 for additional fund performance information. Index descriptions can be found on page 14.

securities [agency MBSs]. The Fed’s exit caused yield spreads on agency MBSs to widen moderately as investors wondered how the sector would perform with the central bank’s purchasing power removed. The Fed launched this program after the 2008 collapse of investment bank Lehman Brothers, which sent mortgage rates soaring as credit markets froze. The central bank had been the dominant, and at times sole, buyer of agency MBSs. Over the near term, it appears the MBS market likely will take its cue from the Treasury market where, at period-end, rates continued to rise amid concern about the onslaught of supply to help finance increased government spending.

What accounted for the fund’s strong
relative performance?

Successful prepayment strategies, particularly our focus on interest cash flows from agency MBSs, were the greatest contributor to results during the period. Interest-only [IO] securities were priced as if mortgage prepayments would occur at a faster-than-normal pace. In actuality, prepayments were relatively slow, primarily due to declining home prices, which left approximately one in four U.S. mortgage holders with negative equity, making it impossible for them to refinance their mortgages. As investors re-entered the market and liquidity improved, IO securities benefited from both price appreciation and the attractive cash flows resulting from slow mortgage prepayments.

Credit qualities are shown as a percentage of net assets as of 3/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes cash bonds and cash, and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments. Rated derivatives are shown in the applicable Moody’s category. Unrated derivatives are shown in the not-rated category. If the aggregate market value of unrated cash bonds plus unrealized losses on unrated derivatives is negative, the sum will be expressed as 0.0% for the not-rated category.

“ Despite uncertainty over near-
term growth prospects, we believe
compelling fixed-income investment
opportunities are still available.”

D. William Kohli

Two key strategies involving non-government-agency MBSs also drove returns. The first focused on Aaa-rated commercial MBSs [CMBSs], whose prices dropped to levels unjustified by fundamentals in the massive deleveraging of 2008 and subsequently rose as supply-and-demand dynamics improved during 2009. The second strategy emphasized non-agency residential MBSs, where dislocations between price and fundamental value began to normalize.

The fund’s yield-curve positioning was another positive. [The yield curve is a graphical depiction of the difference in yields between shorter- and longer-term bonds.]

We positioned the portfolio to benefit from a steeper yield curve, believing that short-term rates would remain anchored by the historically low federal funds rate and longer-term rates would rise due to increased supply and inflation concerns. The yield spread between 2-year and 10-year Treasuries widened to an all-time record during the period.

Consequently, our strategy of overweighting the short end and underweighting the longer end of the yield curve bolstered the fund’s relative results. The fund also benefited from tactical duration adjustments as the yield curve changed during the period. [Duration is a key measure of a bond portfolio’s price sensitivity to interest-rate changes.]

Lastly, our stake in higher-quality, Ba-rated high-yield corporate bonds, and security selection among emerging-market debt — particularly in Russia, Argentina, and Venezuela — provided a further boost to performance.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

IN THE NEWS

The Federal Reserve Board (the Fed) has started to tap the brakes on its unprecedented stimulus efforts.

The central bank recently ended its 15-month $1.25 trillion mortgage-bond purchase program, which helped financial institutions find a market for their mortgage-backed assets, and kept mortgage rates low in an effort to buoy the battered real estate market. The program was part of the government’s “quantitative easing” campaign designed to inject liquidity into the frozen credit markets in the wake of the 2008 Lehman Brothers collapse. Despite the Fed’s exit, mortgage rates and mortgage-bond prices are expected to remain stable over the near term. The Fed has said it will keep its benchmark federal funds rate near zero — where it has been since December 2008 — for an “extended period.”

What changes did you make to the portfolio
during the period?

As the CMBS sector rallied considerably, we reduced our exposure to CMBSs in favor of non-agency residential MBSs and interest-only collateralized mortgage obligations [CMOs]. In prepayment-sensitive areas, yield spreads on agency MBSs tightened to the point where we concluded that they were too richly priced, and we decreased the fund’s holdings in this area. By way of background, CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

What is your outlook for the economy,
the credit markets, and the fund over the
coming months?

We agree with Fed Chairman Ben Bernanke’s statement that the U.S. economy should continue to recover at a moderate pace during 2010, but it will take time to restore all the jobs lost during the recession. Although recent reports have shown some pickup in the jobs market, the economy continues to be hampered by high unemployment and a weak housing sector. In our view, the pace of economic recovery will depend on whether consumers spend and companies invest enough to make up for fading government support.

Despite uncertainty over near-term growth prospects, we believe compelling fixed-income investment opportunities are still available. While yield spreads in certain sectors — especially those that have benefited from overt government support —have tightened to unattractive levels, many other sectors still offer attractive values on a historical basis. Specifically, we remain focused on opportunities among interest-only collateralized mortgage obligations, and the most liquid segments of the non-agency residential mortgage-backed, commercial mortgage-backed, and asset-backed securities markets. We are, however, proceeding cautiously and recognize the potential for short-term price volatility.

The outlook for interest rates is clouded by two countervailing trends that complicate our inflation forecast. Prices of raw materials are moving upward as the global economy recovers. Yet, reported core inflation [which excludes food and energy prices] is, in our view, likely to fall to zero, dragged down by depressed home prices. The Fed has indicated that it is poised to raise interest rates as soon as the data call for it. At this point, however, it is unclear which set of numbers will cause the central bank to act. Consequently, at period-end, the fund’s interest-rate positioning was relatively neutral.

Thanks for updating us, Bill.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Team Leader of Portfolio Construction and Global Strategies at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Bill, your fund’s portfolio managers are Michael Atkin, Rob Bloemker, Kevin Murphy, and Paul Scanlon.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2010, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 3/31/10

	NAV	Market price

Annual average
Life of fund (since 4/29/88)	7.37%	7.36%

10 years	88.32	156.38
Annual average	6.53	9.87

5 years	29.89	55.18
Annual average	5.37	9.19

3 years	14.89	34.46
Annual average	4.74	10.37

1 year	60.42	73.63

6 months	10.87	17.89

Performance assumes reinvestment of distributions and does not account for taxes.

Comparative index returns For periods ended 3/31/10

				Lipper Flexible
	Barclays Capital	Citigroup Non-U.S.		Income Funds
	Government/Credit	World Government	JPMorgan Global	(closed-end)
	Bond Index	Bond Index	High Yield Index	category average*

Annual average (life of fund)	7.30%	6.71%	—†	6.91%

10 years	82.94	87.61	111.24%	67.75
Annual average	6.23	6.49	7.76	5.24

5 years	28.67	25.67	45.58	27.07
Annual average	5.17	4.68	7.80	4.89

3 years	18.56	24.07	21.58	13.96
Annual average	5.84	7.45	6.73	4.42

1 year	7.51	8.41	56.88	39.30

6 months	1.34	–4.20	11.31	6.35

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/10, there were 6, 5, 5, 5, 4, and 2 funds, respectively, in this Lipper category.

† The inception date of the JPMorgan Global High Yield Index was 12/31/93.

Fund price and distribution information For the six-month period ended 3/31/10

Distributions

Number	6

Income	$0.759

Capital gains	—

Total	$0.759

Share value	NAV	Market price

9/30/09	$5.94	$5.99

3/31/10	5.81	6.23

Current yield (end of period)

Current dividend rate*	10.95%	10.21%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned  from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government/Credit Bond Index is an unmanaged index of U.S. Treasuries, agency securities, and investment-grade corporate bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2009. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 67th percentile in management fees and in the 33rd percentile in total expenses as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees (as applicable) and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the

Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process  — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Flexible Income Funds (closed-end)) for the one-year, three-year and five-year periods ended March  31, 2009 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	86th

Three-year period	86th

Five-year period	86th

Over the one-year, three-year and five-year periods ended March 31, 2009, there were 6, 6 and 6 funds, respectively, in your fund’s Lipper peer group. Past performance is no guarantee of future results.

The Trustees noted the disappointing performance for certain funds, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfolio managers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March  31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within

Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations;
other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Fiduciary Trust Company, which

18

agreement provides benefits to an affiliate of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding share
repurchase program

In September 2009, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. Under certain conditions, this renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2009, up to 10% of the fund’s common shares outstanding as of October 7, 2009.

Important notice regarding delivery
of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2010, Putnam employees had approximately $340,000,000 and the Trustees had approximately $48,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Exclusion under Commodity
Exchange Act

This fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”), and therefore is not subject to registration or regulation as a pool operator under the CEA.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvest-ment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The fund’s portfolio 3/31/10 (Unaudited)

MORTGAGE-BACKED SECURITIES (50.3%)*	Principal amount	Value

Banc of America Alternative Loan Trust Ser. 06-7,
Class A2, 5.707s, 2036	$4,010,000	$3,018,728

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049	168,000	174,677
Ser. 07-2, Class A2, 5.634s, 2049	513,000	524,394
Ser. 07-5, Class XW, IO, 0.434s, 2051	111,874,329	2,468,686

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036	163,000	125,510
Ser. 01-1, Class K, 6 1/8s, 2036	367,000	228,633

Banc of America Funding Corp. FRB Ser. 06-D,
Class 6A1, 5.757s, 2036	2,584,070	1,447,079

Banc of America Large Loan 144A FRB Ser. 05-MIB1,
Class K, 2.23s, 2022	645,000	300,431

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	936,852	95,184
Ser. 07-1, Class S, IO, 2.47s, 2037	3,507,512	283,407

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036 F	1,963,085	1,177,851
FRB Ser. 05-10, Class 25A1, 5.807s, 2036	1,279,937	748,763
FRB Ser. 07-1, Class 21A1, 5.516s, 2047	1,344,204	893,896

Bear Stearns Alternate Trust 144A FRB Ser. 06-7,
Class 1AE4, 5.984s, 2046	5,193,585	3,375,830

Bear Stearns Alternate Trust II FRB Ser. 07-1,
Class 1A1, 5.905s, 2047	6,043,184	3,678,552

Bear Stearns Asset Backed Securities Trust FRB
Ser. 07-AC4, Class A1, 0.546s, 2037	1,494,711	732,409

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.196s, 2032	410,000	341,492

Bear Stearns Commercial Mortgage Securities, Inc.
144A Ser. 07-PW18, Class X1, IO, 0.128s, 2050	62,012,921	468,142

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 5.787s, 2036	1,223,302	699,882
FRB Ser. 05-10, Class 1A5A, 5.72s, 2035	328,995	222,072
FRB Ser. 05-10, Class 1A4A, 5.576s, 2035	1,245,196	778,248
FRB Ser. 06-AR7, Class 2A2A, 5.532s, 2036	717,774	423,487

Citigroup/Deutsche Bank Commercial Mortgage Trust
144A Ser. 07-CD5, Class XS, IO, 0.10s, 2044	36,387,107	219,358

Commercial Mortgage Pass-Through Certificates 144A
FRB Ser. 05-F10A, Class A1, 0.33s, 2017	163,254	158,357

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	2,686,345	1,743,942
Ser. 06-45T1, Class 2A5, 6s, 2037	535,781	369,689
Ser. 06-J8, Class A4, 6s, 2037	2,019,056	1,181,147
Ser. 06-41CB, Class 1A7, 6s, 2037 F	579,345	388,161
Ser. 05-80CB, Class 2A1, 6s, 2036	1,694,440	1,216,820
FRB Ser. 07-HY4, Class 3A1, 5.714s, 2047	819,639	536,863
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,381,388	1,208,822
Ser. 07-8CB, Class A1, 5 1/2s, 2037	864,130	624,874
FRB Ser. 06-23CBC, Class 2A5, 0.646s, 2036	2,793,860	1,368,991

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount		Value

Countrywide Alternative Loan Trust
FRB Ser. 06-18CB, Class A7, 0.596s, 2036		$1,627,977	$960,506
FRB Ser. 06-24CB, Class A13, 0.596s, 2036		686,688	428,966
FRB Ser. 06-OC10, Class 2A2A, 0.426s, 2036		1,885,000	928,054

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.573s, 2035		41,060	29,153
FRB Ser. 05-HYB4, Class 2A1, 4.675s, 2035		3,940,906	2,674,890

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.664s, 2035		2,615,306	296,387
Ser. 06-R1, Class AS, IO, 5.643s, 2036		1,599,010	172,893
Ser. 05-R3, Class AS, IO, 5.576s, 2035		526,332	57,239
FRB Ser. 06-R2, Class AS, IO, 5.501s, 2036		2,341,174	235,581

Credit Suisse Mortgage Capital Certificates
Ser. 07-1, Class 1A1A, 5.942s, 2037		433,011	255,477
Ser. 07-3, Class 1A1A, 5.837s, 2037		911,779	547,068
FRB Ser. 06-C3, Class A3, 5.826s, 2038		1,589,000	1,487,940
Ser. 07-C5, Class A3, 5.694s, 2040		5,670,000	5,684,962
Ser. 06-C4, Class A3, 5.467s, 2039		1,316,000	1,267,925

CRESI Finance Limited Partnership 144A FRB
Ser. 06-A, Class C, 0.846s, 2017		251,000	133,030

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040		966,000	978,681
Ser. 02-CP5, Class M, 5 1/4s, 2035		354,000	35,230
FRB Ser. 05-TFLA, Class L, 2.08s, 2020		699,000	524,250

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047		626,000	643,485

Deutsche Alternative Securities, Inc. FRB
Ser. 06-AR3, Class A1, 0.436s, 2036		1,386,332	639,121

Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.349s, 2031		2,476,244	51,535

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031		286,492	200,544

European Loan Conduit 144A FRB Ser. 22A, Class D,
1.497s, 2014 (United Kingdom)	GBP	507,000	153,915

European Prime Real Estate PLC 144A FRB Ser. 1-A,
Class D, 1.466s, 2014 (United Kingdom)	GBP	270,567	61,604

Fannie Mae
IFB Ser. 06-62, Class PS, 38.424s, 2036		$529,877	874,668
IFB Ser. 05-99, Class SA, 23.664s, 2035		419,416	568,296
IFB Ser. 05-74, Class DM, 23.481s, 2035		369,573	522,445
IFB Ser. 05-95, Class OP, 19.595s, 2035		292,889	370,500
IFB Ser. 05-83, Class QP, 16.754s, 2034		151,961	189,481
IFB Ser. 03-44, Class SI, IO, 7.754s, 2033		1,428,097	210,320
IFB Ser. 06-90, Class SE, IO, 7.554s, 2036		1,837,415	269,343
IFB Ser. 03-W6, Class 4S, IO, 7.354s, 2042		2,623,467	446,357
IFB Ser. 08-7, Class SA, IO, 7.304s, 2038		3,773,872	562,647
IFB Ser. 09-46, Class SB, IO, 7.054s, 2039		175,996	10,965
IFB Ser. 09-46, Class SC, IO, 7.054s, 2039		172,007	10,339
IFB Ser. 06-24, Class QS, IO, 6.954s, 2036		3,794,564	672,169
IFB Ser. 06-79, Class DI, IO, 6.904s, 2036		1,470,519	219,414
IFB Ser. 04-24, Class CS, IO, 6.904s, 2034		297,742	50,079
IFB Ser. 03-130, Class BS, IO, 6.804s, 2033		1,815,686	203,738

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 08-10, Class WI, IO, 6.754s, 2038	$154,018	$9,893
IFB Ser. 03-34, Class WS, IO, 6.754s, 2029	2,434,183	284,593
IFB Ser. 05-48, Class SM, IO, 6.554s, 2034	740,476	99,639
IFB Ser. 07-50, Class SK, IO, 6.514s, 2037	3,023,647	416,689
IFB Ser. 07-54, Class CI, IO, 6.514s, 2037	889,994	98,022
IFB Ser. 08-34, Class SM, IO, 6.504s, 2038	1,576,289	193,363
IFB Ser. 07-28, Class SE, IO, 6.504s, 2037	180,778	19,915
IFB Ser. 07-24, Class SD, IO, 6.504s, 2037	708,186	97,475
IFB Ser. 06-79, Class SI, IO, 6.504s, 2036	478,318	59,708
IFB Ser. 05-90, Class GS, IO, 6.504s, 2035	121,890	17,011
IFB Ser. 05-90, Class SP, IO, 6.504s, 2035	486,363	57,908
IFB Ser. 05-12, Class SC, IO, 6.504s, 2035	597,996	74,589
IFB Ser. 05-18, Class SK, IO, 6.504s, 2035	115,337	10,906
IFB Ser. 07-30, Class IE, IO, 6.494s, 2037	2,339,893	383,906
IFB Ser. 06-123, Class CI, IO, 6.494s, 2037	1,756,724	250,316
IFB Ser. 07-61, Class SA, IO, 6.474s, 2037	7,786,135	944,069
IFB Ser. 05-45, Class EW, IO, 6.474s, 2035	11,607,468	1,554,820
IFB Ser. 06-31, Class SX, IO, 6.454s, 2036	1,831,584	221,816
IFB Ser. 06-33, Class JS, IO, 6.454s, 2036	532,458	71,195
IFB Ser. 06-36, Class SP, IO, 6.454s, 2036	811,456	93,411
IFB Ser. 06-22, Class QM, IO, 6.454s, 2036	114,636	16,424
IFB Ser. 06-23, Class SP, IO, 6.454s, 2036	872,301	129,615
IFB Ser. 06-16, Class SM, IO, 6.454s, 2036	1,718,770	209,154
IFB Ser. 05-95, Class CI, IO, 6.454s, 2035	1,017,093	148,079
IFB Ser. 05-84, Class SG, IO, 6.454s, 2035	1,606,428	222,962
IFB Ser. 06-3, Class SB, IO, 6.454s, 2035	4,656,818	712,866
IFB Ser. 05-29, Class SX, IO, 6.454s, 2035	659,150	99,532
IFB Ser. 05-57, Class DI, IO, 6.454s, 2035	706,846	83,888
IFB Ser. 05-7, Class SC, IO, 6.454s, 2035	271,857	25,710
IFB Ser. 04-92, Class S, IO, 6.454s, 2034	2,233,322	297,099
IFB Ser. 06-104, Class EI, IO, 6.444s, 2036	908,910	122,076
IFB Ser. 05-83, Class QI, IO, 6.444s, 2035	284,727	47,925
IFB Ser. 06-128, Class GS, IO, 6.434s, 2037	976,235	105,988
IFB Ser. 05-73, Class SD, IO, 6.434s, 2035	129,285	17,806
IFB Ser. 09-17, Class NS, IO, 6.404s, 2039	1,094,779	137,018
IFB Ser. 07-68, Class SA, IO, 6.404s, 2037	1,972,454	200,068
IFB Ser. 08-10, Class PI, IO, 6.404s, 2037	281,925	33,295
IFB Ser. 06-51, Class SP, IO, 6.404s, 2036	4,138,862	603,446
IFB Ser. 04-92, Class SQ, IO, 6.404s, 2034	979,994	154,419
IFB Ser. 06-115, Class IE, IO, 6.394s, 2036	674,999	83,415
IFB Ser. 06-109, Class SH, IO, 6.374s, 2036	866,717	108,962
IFB Ser. 06-111, Class SA, IO, 6.374s, 2036	5,650,466	813,724
IFB Ser. 06-111, Class SB, IO, 6.374s, 2036	794,610	109,156
IFB Ser. 06-103, Class SB, IO, 6.354s, 2036	306,464	31,245
IFB Ser. 06-48, Class QB, IO, 6.354s, 2036	1,159,848	154,074
IFB Ser. 06-50, Class IP, IO, 6.354s, 2036	4,974,417	746,516
IFB Ser. 06-8, Class HJ, IO, 6.354s, 2036	676,836	90,669
IFB Ser. 06-8, Class JH, IO, 6.354s, 2036	3,438,397	497,880
IFB Ser. 05-122, Class SG, IO, 6.354s, 2035	788,081	104,815
IFB Ser. 05-122, Class SW, IO, 6.354s, 2035	947,166	127,526

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value
Fannie Mae
IFB Ser. 06-20, Class IB, IO, 6.344s, 2036	$7,481,029	$786,646
IFB Ser. 06-17, Class SI, IO, 6.334s, 2036	807,762	106,617
IFB Ser. 06-60, Class YI, IO, 6.324s, 2036	2,606,267	411,973
IFB Ser. 06-86, Class SB, IO, 6.304s, 2036	548,361	79,282
IFB Ser. 06-42, Class EI, IO, 6.304s, 2036	2,274,134	280,003
IFB Ser. 07-91, Class SA, IO, 6.264s, 2037	1,563,417	201,915
IFB Ser. 06-62, Class SB, IO, 6.254s, 2036	759,580	106,911
IFB Ser. 10-2, Class TS, IO, 6.254s, 2027	2,921,426	371,493
IFB Ser. 07-15, Class NI, IO, 6.254s, 2022	1,475,977	162,066
IFB Ser. 09-70, Class SI, IO, 6.204s, 2036	7,922,519	800,412
IFB Ser. 06-79, Class SH, IO, 6.204s, 2036	1,656,835	243,704
IFB Ser. 07-30, Class LI, IO, 6.194s, 2037	1,906,813	246,360
IFB Ser. 07-30, Class OI, IO, 6.194s, 2037	5,858,305	818,639
IFB Ser. 07-86, Class SE, IO, 6.184s, 2037	1,042,096	129,678
IFB Ser. 07-89, Class SA, IO, 6.184s, 2037	1,774,684	218,464
IFB Ser. 06-82, Class SI, IO, 6.184s, 2036	2,923,024	349,360
IFB Ser. 07-54, Class GI, IO, 6.164s, 2037 F	5,459,058	673,761
IFB Ser. 07-54, Class IA, IO, 6.164s, 2037	975,865	99,175
IFB Ser. 07-54, Class IB, IO, 6.164s, 2037	975,865	99,175
IFB Ser. 07-54, Class IC, IO, 6.164s, 2037	975,865	99,175
IFB Ser. 07-54, Class ID, IO, 6.164s, 2037	975,865	99,175
IFB Ser. 07-54, Class IF, IO, 6.164s, 2037	1,556,754	200,572
IFB Ser. 07-54, Class UI, IO, 6.164s, 2037	1,463,295	198,335
IFB Ser. 07-102, Class SA, IO, 6.154s, 2037	162,087	11,972
IFB Ser. 07-99, Class SD, IO, 6.154s, 2037	827,732	119,763
IFB Ser. 06-116, Class TS, IO, 6.154s, 2036	501,209	66,245
IFB Ser. 07-15, Class CI, IO, 6.134s, 2037	3,282,981	423,603
IFB Ser. 06-115, Class JI, IO, 6.134s, 2036	2,334,348	310,982
IFB Ser. 10-10, Class SA, IO, 6.104s, 2040	5,908,226	645,178
IFB Ser. 09-43, Class SB, IO, 6.084s, 2039	146,351	16,684
IFB Ser. 06-123, Class LI, IO, 6.074s, 2037	1,581,565	201,966
IFB Ser. 10-2, Class SD, IO, 6.054s, 2040	2,269,431	266,258
IFB Ser. 07-81, Class IS, IO, 6.054s, 2037	1,317,133	161,546
IFB Ser. 09-116, Class BS, IO, 6.034s, 2040	7,337,865	738,373
IFB Ser. 08-11, Class SC, IO, 6.034s, 2038 F	144,909	18,836
IFB Ser. 10-2, Class MS, IO, 6.004s, 2050	3,269,083	355,997
IFB Ser. 10-4, Class SH, IO, 6.004s, 2040	7,348,174	815,794
IFB Ser. 10-5, Class SA, IO, 6.004s, 2040	9,646,456	921,150
IFB Ser. 09-111, Class SE, IO, 6.004s, 2040	1,775,022	152,474
IFB Ser. 10-26, Class S, IO, 5.984s, 2036	2,329,063	253,635
IFB Ser. 09-104, Class KS, IO, 5.954s, 2039	12,654,216	1,153,786
IFB Ser. 09-88, Class SA, IO, 5.954s, 2039	808,219	93,511
IFB Ser. 08-62, Class SN, IO, 5.954s, 2038	184,882	11,757
IFB Ser. 09-87, Class HS, IO, 5.904s, 2039	91,658	9,253
IFB Ser. 09-91, Class S, IO, 5.904s, 2039	3,106,428	289,286
IFB Ser. 07-39, Class AI, IO, 5.874s, 2037	1,786,878	207,993
IFB Ser. 07-32, Class SD, IO, 5.864s, 2037	1,185,341	136,123
IFB Ser. 09-62, Class PS, IO, 5.854s, 2039	1,323,342	126,504
IFB Ser. 09-47, Class SA, IO, 5.854s, 2039	1,059,901	105,722
IFB Ser. 08-61, Class S, IO, 5.854s, 2038	3,935,110	443,278

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 07-42, Class S, IO, 5.854s, 2037	$5,415,955	$564,153
IFB Ser. 07-30, Class UI, IO, 5.854s, 2037	966,306	113,610
IFB Ser. 07-32, Class SC, IO, 5.854s, 2037	1,680,645	160,789
IFB Ser. 07-32, Class SG, IO, 5.854s, 2037	141,699	12,755
IFB Ser. 07-1, Class CI, IO, 5.854s, 2037	1,087,493	106,634
IFB Ser. 07-3, Class SH, IO, 5.824s, 2037	857,785	87,357
IFB Ser. 09-54, Class SA, IO, 5.804s, 2039	4,767,126	539,257
IFB Ser. 08-46, Class MI, IO, 5.804s, 2038	1,366,188	121,604
IFB Ser. 09-37, Class KI, IO, 5.754s, 2039	400,000	44,054
IFB Ser. 08-33, Class SA, IO, 5.754s, 2038	8,817,675	964,654
IFB Ser. 08-57, Class SE, IO, 5.754s, 2037	3,863,949	312,400
IFB Ser. 04-46, Class PJ, IO, 5.754s, 2034	883,858	111,145
IFB Ser. 07-75, Class ID, IO, 5.624s, 2037	1,138,398	101,780
Ser. 09-86, Class XI, IO, 5 1/2s, 2039	848,222	141,280
Ser. 383, Class 18, IO, 5 1/2s, 2038	537,491	93,767
Ser. 383, Class 19, IO, 5 1/2s, 2038	488,813	85,274
Ser. 383, Class 6, IO, 5 1/2s, 2037	410,846	68,562
Ser. 383, Class 7, IO, 5 1/2s, 2037	406,201	70,094
Ser. 383, Class 20, IO, 5 1/2s, 2037	313,290	54,897
Ser. 364, Class 12, IO, 5 1/2s, 2035	246,396	46,125
IFB Ser. 09-3, Class SE, IO, 5.254s, 2037	1,263,818	128,720
Ser. 10-21, Class IP, IO, 5s, 2039	3,389,179	529,986
Ser. 359, Class 7, IO, 5s, 2036	72,421	12,908
Ser. 378, Class 19, IO, 5s, 2035	4,910,848	1,029,623
Ser. 356, Class 5, IO, 5s, 2035	72,716	13,651
Ser. 03-W17, Class 12, IO, 1.14s, 2033	1,727,056	75,559
Ser. 06-26, Class NB, 1s, 2036	199,043	177,580
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	2,754,016	62,980
Ser. 02-T18, IO, 0.511s, 2042	4,675,902	91,405
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	2,325,765	37,794
Ser. 06-56, Class XF, zero %, 2036	70,388	54,484
Ser. 05-117, Class MO, PO, zero %, 2036	18,315	17,783
Ser. 05-63, PO, zero %, 2035	4,348	4,345
Ser. 99-51, Class N, PO, zero %, 2029	44,138	39,144
FRB Ser. 06-14, Class DF, zero %, 2036	27,791	26,658
FRB Ser. 05-91, Class EF, zero %, 2035	21,606	20,472
FRB Ser. 06-54, Class CF, zero %, 2035	39,709	39,109
FRB Ser. 05-51, Class FV, zero %, 2035	49,857	46,082
IFB Ser. 06-48, Class FG, zero %, 2036	99,990	91,367

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.854s, 2043	586,892	98,602
Ser. T-57, Class 1AX, IO, 0.433s, 2043	1,589,067	22,479

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X,
IO, 1.22s, 2020 F	3,647,059	151,453

Freddie Mac
IFB Ser. 3182, Class SP, 27.68s, 2032	360,818	458,229
IFB Ser. 3211, Class SI, IO, 26.698s, 2036	268,758	169,591
IFB Ser. 3408, Class EK, 24.868s, 2037	279,851	379,986
IFB Ser. 3077, Class ST, IO, 23.723s, 2035	343,004	202,426

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 2979, Class AS, 23.43s, 2034	$155,778	$206,342
IFB Ser. 3105, Class SI, IO, 19.03s, 2036	210,129	101,934
IFB Ser. 3489, Class SD, IO, 7.57s, 2032	778,146	132,160
IFB Ser. 2684, Class SP, IO, 7.27s, 2033	1,215,000	233,401
IFB Ser. 3184, Class SP, IO, 7.12s, 2033	1,313,437	134,006
IFB Ser. 3110, Class SP, IO, 7.07s, 2035	1,498,632	261,301
IFB Ser. 3156, Class PS, IO, 7.02s, 2036	1,529,959	260,491
IFB Ser. 3149, Class LS, IO, 6.97s, 2036	7,676,782	1,379,594
IFB Ser. 3119, Class PI, IO, 6.97s, 2036	2,128,727	381,489
IFB Ser. 2882, Class NS, IO, 6.97s, 2034	1,200,545	166,588
IFB Ser. 3149, Class SE, IO, 6.92s, 2036	821,946	146,528
IFB Ser. 3203, Class SH, IO, 6.91s, 2036	769,768	95,922
IFB Ser. 3208, Class PS, IO, 6.87s, 2036	10,533,326	1,793,532
IFB Ser. 2594, Class SE, IO, 6.82s, 2030	230,570	22,322
IFB Ser. 2828, Class TI, IO, 6.82s, 2030	466,149	61,287
IFB Ser. 3550, Class GS, IO, 6.52s, 2039	6,406,170	809,996
IFB Ser. 3249, Class SI, IO, 6.52s, 2036	521,641	73,595
IFB Ser. 3028, Class ES, IO, 6.52s, 2035	1,574,573	221,821
IFB Ser. 3042, Class SP, IO, 6.52s, 2035	784,711	112,894
IFB Ser. 2981, Class AS, IO, 6.49s, 2035	879,858	118,412
IFB Ser. 3287, Class SE, IO, 6.47s, 2037 F	2,025,464	303,495
IFB Ser. 3122, Class DS, IO, 6.47s, 2036	953,059	114,894
IFB Ser. 3123, Class LI, IO, 6.47s, 2036	597,160	94,913
IFB Ser. 3108, Class SV, IO, 6.47s, 2036	393,599	54,104
IFB Ser. 3117, Class SC, IO, 6.47s, 2036	249,321	33,461
IFB Ser. 3139, Class SE, IO, 6.47s, 2036	357,737	44,427
IFB Ser. 3107, Class DC, IO, 6.47s, 2035	652,044	96,120
IFB Ser. 3001, Class IH, IO, 6.47s, 2035	1,673,443	252,874
IFB Ser. 2906, Class SW, IO, 6.47s, 2034	4,719,300	531,252
IFB Ser. 2950, Class SM, IO, 6.47s, 2016	391,934	49,599
IFB Ser. 3256, Class S, IO, 6.46s, 2036	1,416,845	191,549
IFB Ser. 3031, Class BI, IO, 6.46s, 2035	540,380	91,154
IFB Ser. 3249, Class SM, IO, 6.42s, 2036	342,426	50,302
IFB Ser. 3240, Class SM, IO, 6.42s, 2036	336,097	46,432
IFB Ser. 3147, Class SD, IO, 6.42s, 2036	2,393,354	299,782
IFB Ser. 3398, Class SI, IO, 6.42s, 2036	2,603,171	341,614
IFB Ser. 3067, Class SI, IO, 6.42s, 2035	8,341,903	1,290,743
IFB Ser. 3128, Class JI, IO, 6.4s, 2036	276,080	38,077
IFB Ser. 3240, Class S, IO, 6.39s, 2036	2,483,782	354,063
IFB Ser. 3229, Class BI, IO, 6.39s, 2036	87,428	10,213
IFB Ser. 3065, Class DI, IO, 6.39s, 2035	414,711	63,049
IFB Ser. 3231, Class SA, IO, 6.37s, 2036	340,386	48,665
IFB Ser. 3210, Class SA, IO, 6.37s, 2036	51,131	6,053
IFB Ser. 3145, Class GI, IO, 6.37s, 2036	239,379	34,305
IFB Ser. 3114, Class IP, IO, 6.37s, 2036	2,469,163	343,954
IFB Ser. 3510, Class IB, IO, 6.37s, 2036	1,016,337	165,826
IFB Ser. 3153, Class UI, IO, 6.34s, 2036	910,893	128,378
IFB Ser. 3424, Class XI, IO, 6.34s, 2036	1,478,573	212,160
IFB Ser. 3339, Class AI, IO, 6.32s, 2037	717,218	78,514
IFB Ser. 3485, Class SI, IO, 6.32s, 2036	571,625	87,064

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3346, Class SC, IO, 6.32s, 2033	$15,468,364	$2,222,649
IFB Ser. 3346, Class SB, IO, 6.32s, 2033	7,785,563	1,118,085
IFB Ser. 3238, Class LI, IO, 6.26s, 2036	697,323	95,478
IFB Ser. 3171, Class PS, IO, 6.255s, 2036	1,065,156	133,027
IFB Ser. 3171, Class ST, IO, 6.255s, 2036	1,027,417	130,379
IFB Ser. 3449, Class SL, IO, 6 1/4s, 2037	91,649	10,691
IFB Ser. 3152, Class SY, IO, 6 1/4s, 2036	4,657,080	694,836
IFB Ser. 3510, Class DI, IO, 6 1/4s, 2035	1,573,844	223,753
IFB Ser. 3181, Class PS, IO, 6.24s, 2036	725,871	103,763
IFB Ser. 3361, Class SI, IO, 6.22s, 2037	103,491	14,232
IFB Ser. 3199, Class S, IO, 6.22s, 2036	2,036,650	283,115
IFB Ser. 3200, Class PI, IO, 6.22s, 2036	303,915	42,378
IFB Ser. 3284, Class LI, IO, 6.21s, 2037	2,377,383	324,180
IFB Ser. 3303, Class SH, IO, 6.2s, 2037	3,679,243	428,705
IFB Ser. 3281, Class AI, IO, 6.2s, 2037	446,520	60,834
IFB Ser. 3261, Class SA, IO, 6.2s, 2037	707,265	96,025
IFB Ser. 3311, Class IA, IO, 6.18s, 2037	1,404,312	190,607
IFB Ser. 3311, Class IB, IO, 6.18s, 2037	1,404,312	190,607
IFB Ser. 3311, Class IC, IO, 6.18s, 2037	1,404,312	190,607
IFB Ser. 3311, Class ID, IO, 6.18s, 2037	1,404,312	190,607
IFB Ser. 3311, Class IE, IO, 6.18s, 2037	2,119,603	287,694
IFB Ser. 3311, Class PI, IO, 6.18s, 2037	1,039,759	144,321
IFB Ser. 3318, Class KS, IO, 6.18s, 2037	685,191	78,345
IFB Ser. 3265, Class SC, IO, 6.18s, 2037	494,900	64,471
IFB Ser. 3382, Class SI, IO, 6.17s, 2037	8,669,840	1,056,593
IFB Ser. 3240, Class GS, IO, 6.15s, 2036	1,568,840	208,813
IFB Ser. 3598, Class SA, IO, 6.12s, 2039	8,080,347	1,083,575
IFB Ser. 3621, Class CS, IO, 6.12s, 2037	3,198,746	349,281
IFB Ser. 3257, Class SI, IO, 6.09s, 2036	677,394	81,517
IFB Ser. 3242, Class SC, IO, 6.06s, 2036	8,824,361	1,038,627
IFB Ser. 3242, Class SD, IO, 6.06s, 2036	98,600	11,390
IFB Ser. 3225, Class EY, IO, 6.06s, 2036	17,382,964	2,208,506
IFB Ser. 3225, Class JY, IO, 6.06s, 2036	2,923,585	384,539
IFB Ser. 3608, Class SC, IO, 6.02s, 2039	805,007	86,087
IFB Ser. 3201, Class IN, IO, 6.02s, 2036	436,000	62,182
IFB Ser. 3621, Class SB, IO, 6s, 2040	9,041,218	1,054,896
IFB Ser. 3628, Class SA, IO, 6s, 2040	2,757,721	305,073
IFB Ser. 3617, Class BS, IO, 5.99s, 2039	3,856,593	402,532
IFB Ser. 3502, Class DS, IO, 5.92s, 2039	580,748	65,803
IFB Ser. 3339, Class TI, IO, 5.91s, 2037	1,637,709	203,977
IFB Ser. 3284, Class CI, IO, 5.89s, 2037	4,045,481	506,939
IFB Ser. 3476, Class S, IO, 5.87s, 2038	122,496	11,433
IFB Ser. 3303, Class SD, IO, 5.86s, 2037	1,126,458	130,317
IFB Ser. 3309, Class SG, IO, 5.84s, 2037	1,633,451	182,457
IFB Ser. 3530, Class CS, IO, 5.82s, 2039	13,929,273	1,550,885
IFB Ser. 2965, Class SA, IO, 5.82s, 2032	904,829	111,737
IFB Ser. 3530, Class SC, IO, 5.77s, 2039	979,481	107,988
IFB Ser. 3536, Class SM, IO, 5.77s, 2039	548,377	62,137
IFB Ser. 3549, Class SA, IO, 5.57s, 2039	2,798,573	268,943
IFB Ser. 3424, Class UI, IO, 5.53s, 2037	1,036,001	111,143

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3607, Class SA, IO, 5.021s, 2036	$661,000	$91,370
IFB Ser. 3607, Class SB, IO, 5.021s, 2036	1,433,000	186,190
Ser. 3645, Class ID, IO, 5s, 2040	1,668,000	297,121
Ser. 3632, Class CI, IO, 5s, 2038	2,222,382	417,719
Ser. 3626, Class DI, IO, 5s, 2037	1,743,613	268,569
Ser. 3623, Class CI, IO, 5s, 2036	1,562,136	231,616
FRB Ser. 3006, Class FA, 0.63s, 2034	46,165	46,117
Ser. 3331, Class GO, PO, zero %, 2037	39,753	38,021
Ser. 3289, Class SI, IO, zero %, 2037	188,148	45,726
Ser. 3142, PO, zero %, 2036	4,391	4,385
Ser. 3124, Class DO, PO, zero %, 2036	39,316	35,911
Ser. 3106, PO, zero %, 2036	15,647	15,508
Ser. 3084, Class ON, PO, zero %, 2035	19,398	18,937
Ser. 2989, Class WO, PO, zero %, 2035	17,122	16,837
Ser. 2975, Class QO, PO, zero %, 2035	11,720	10,845
Ser. 2981, Class CO, PO, zero %, 2035	25,583	25,424
Ser. 2951, Class JO, PO, zero %, 2035	16,544	12,363
Ser. 2985, Class CO, PO, zero %, 2035	30,425	26,599
FRB Ser. 3345, Class TY, zero %, 2037	82,476	77,436
FRB Ser. 3299, Class FD, zero %, 2037	105,594	101,675
FRB Ser. 3304, Class UF, zero %, 2037	107,000	86,535
FRB Ser. 3326, Class XF, zero %, 2037	9,523	9,199
FRB Ser. 3273, Class HF, zero %, 2037	24,214	23,419
FRB Ser. 3235, Class TP, zero %, 2036	12,665	12,516
FRB Ser. 3283, Class KF, zero %, 2036	7,472	7,396
FRB Ser. 3332, Class UA, zero %, 2036	5,963	5,913
FRB Ser. 3251, Class TC, zero %, 2036	94,102	89,384
FRB Ser. 3140, Class KF, zero %, 2036 F	1,181	1,175
FRB Ser. 3130, Class JF, zero %, 2036	11,077	10,983
FRB Ser. 3072, Class TJ, zero %, 2035	41,124	27,539
FRB Ser. 3047, Class BD, zero %, 2035	53,149	42,392
FRB Ser. 3052, Class TJ, zero %, 2035	25,027	21,268
FRB Ser. 3326, Class WF, zero %, 2035	72,224	67,458
FRB Ser. 3030, Class EF, zero %, 2035	48,834	44,505
FRB Ser. 3033, Class YF, zero %, 2035	67,414	60,558
FRB Ser. 3251, Class TP, zero %, 2035	54,756	45,616
FRB Ser. 3263, Class AE, zero %, 2035	71,141	69,038
FRB Ser. 3412, Class UF, zero %, 2035	75,426	62,838
FRB Ser. 2958, Class TP, zero %, 2035	20,188	19,099
FRB Ser. 2963, Class TW, zero %, 2035	26,718	26,111
FRB Ser. 2958, Class FB, zero %, 2035	27,293	26,278
FRB Ser. 2947, Class GF, zero %, 2034	50,895	45,440
FRB Ser. 3006, Class TE, zero %, 2034	14,092	13,789

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	212,211	163,403

Government National Mortgage Association
IFB Ser. 10-14, Class SA, IO, 7.76s, 2032	100,000	17,664
Ser. 07-17, Class CI, IO, 7 1/2s, 2037	434,155	114,068
IFB Ser. 08-47, Class S, IO, 7.47s, 2038	1,395,187	184,583
IFB Ser. 05-68, Class PU, IO, 7.06s, 2032	706,888	108,246

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 04-26, Class IS, IO, 6.97s, 2034	$376,015	$28,291
IFB Ser. 05-68, Class SN, IO, 6.97s, 2034	202,715	25,483
IFB Ser. 04-11, Class SB, IO, 6.96s, 2034	317,537	50,765
IFB Ser. 07-47, Class SA, IO, 6.87s, 2036	943,959	142,491
IFB Ser. 04-58, Class AS, IO, 6.87s, 2032	347,223	38,177
IFB Ser. 07-49, Class NY, IO, 6.86s, 2035	2,948,818	226,794
IFB Ser. 04-96, Class KS, IO, 6.76s, 2034	100,505	15,428
IFB Ser. 06-16, Class GS, IO, 6 3/4s, 2036	70,490	9,276
IFB Ser. 04-5, Class PS, IO, 6.71s, 2033	1,293,000	208,367
IFB Ser. 07-35, Class NY, IO, 6.67s, 2035	1,514,245	156,074
IFB Ser. 09-88, Class MS, IO, 6.66s, 2039	3,710,568	451,794
IFB Ser. 09-76, Class MS, IO, 6.66s, 2039	434,548	59,125
IFB Ser. 09-76, Class SJ, IO, 6.62s, 2039	1,402,184	183,325
IFB Ser. 07-26, Class SG, IO, 6.61s, 2037	917,927	101,917
IFB Ser. 09-87, Class IW, IO, 6.61s, 2034	2,668,128	409,398
IFB Ser. 05-45, Class HI, IO, 6.59s, 2035	364,311	54,137
IFB Ser. 07-18, Class S, IO, 6.57s, 2037	7,490,309	1,096,806
IFB Ser. 09-106, Class XI, IO, 6.56s, 2037	4,729,782	571,074
IFB Ser. 07-22, Class S, IO, 6.56s, 2037	845,817	94,012
IFB Ser. 10-14, Class SB, IO, 6.56s, 2035	98,619	13,904
IFB Ser. 08-79, Class ID, IO, 6.56s, 2035	1,568,282	242,468
IFB Ser. 05-13, Class SD, IO, 6.56s, 2035	3,825,770	571,035
IFB Ser. 04-106, Class SI, IO, 6.52s, 2034	98,588	15,023
IFB Ser. 09-61, Class ES, IO, 6.51s, 2039	171,193	17,713
IFB Ser. 09-106, Class XL, IO, 6.51s, 2037	1,768,012	203,162
IFB Ser. 04-104, Class IS, IO, 6.51s, 2034	115,889	14,366
IFB Ser. 09-87, Class IG, IO, 6 1/2s, 2037	331,862	47,021
IFB Ser. 07-53, Class SY, IO, 6.495s, 2037	1,464,696	154,766
IFB Ser. 09-61, Class SA, IO, 6.46s, 2039	12,121,624	1,539,931
IFB Ser. 07-41, Class SM, IO, 6.46s, 2037	241,127	27,046
IFB Ser. 07-41, Class SN, IO, 6.46s, 2037	245,694	27,558
IFB Ser. 07-37, Class SU, IO, 6.46s, 2037	171,599	23,080
FRB Ser. 07-37, Class SN, IO, 6.45s, 2037	5,072,766	546,844
IFB Ser. 07-37, Class YS, IO, 6.44s, 2037	144,615	18,410
IFB Ser. 07-59, Class PS, IO, 6.43s, 2037	543,519	48,548
IFB Ser. 07-16, Class KU, IO, 6.41s, 2037	8,692,244	1,147,289
IFB Ser. 07-16, Class PU, IO, 6.41s, 2037	68,870	8,843
IFB Ser. 09-106, Class LP, IO, 6.37s, 2036	490,965	58,228
IFB Ser. 09-106, Class CM, IO, 6.37s, 2034	383,930	50,134
IFB Ser. 08-6, Class TI, IO, 6.37s, 2032	190,293	18,797
IFB Ser. 10-17, Class AS, IO, 6.36s, 2038	1,700,863	246,625
IFB Ser. 03-110, Class S, IO, 6.36s, 2033	126,210	17,187
IFB Ser. 09-87, Class SK, IO, 6.36s, 2032	1,887,515	203,625
IFB Ser. 06-34, Class PS, IO, 6.35s, 2036	57,616	6,728
IFB Ser. 08-1, Class SE, IO, 6.33s, 2038	635,809	66,277
IFB Ser. 07-17, Class AI, IO, 6.32s, 2037	3,237,272	448,751
IFB Ser. 09-18, Class MS, IO, 6.31s, 2035	556,785	52,683
IFB Ser. 08-6, Class SA, IO, 6.27s, 2038	1,971,912	201,293
IFB Ser. 10-2, Class SA, IO, 6.26s, 2037	6,124,418	822,969
IFB Ser. 09-24, Class SA, IO, 6.26s, 2037	7,709,822	774,837

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 06-26, Class S, IO, 6.26s, 2036	$3,523,463	$360,746
IFB Ser. 08-6, Class SB, IO, 6.24s, 2038	2,816,436	283,136
IFB Ser. 08-9, Class SK, IO, 6.24s, 2038	1,835,002	213,466
IFB Ser. 07-37, Class SM, IO, 6.24s, 2037	928,970	114,741
IFB Ser. 10-2, Class S, IO, 6.22s, 2040	587,691	70,890
IFB Ser. 07-35, Class KY, IO, 6.22s, 2037	4,227,088	431,459
IFB Ser. 09-102, Class SM, IO, 6.17s, 2039	7,239,325	762,391
IFB Ser. 09-35, Class SP, IO, 6.17s, 2037	2,493,745	311,344
IFB Ser. 09-110, Class CS, IO, 6.16s, 2039	2,139,947	206,385
IFB Ser. 09-106, Class MS, IO, 6.16s, 2038	1,420,572	136,389
IFB Ser. 09-103, Class SW, IO, 6.16s, 2037	3,043,518	397,560
IFB Ser. 08-27, Class QI, IO, 6.145s, 2038	2,522,603	236,166
IFB Ser. 05-71, Class SA, IO, 6.13s, 2035	2,712,723	368,320
IFB Ser. 09-106, Class SC, IO, 6.11s, 2039	2,615,426	339,299
IFB Ser. 05-65, Class SI, IO, 6.11s, 2035	927,321	106,197
IFB Ser. 09-102, Class SA, IO, 6.1s, 2039	396,832	43,218
IFB Ser. 06-7, Class SB, IO, 6.08s, 2036	194,600	18,707
IFB Ser. 09-87, Class DS, IO, 6.07s, 2039	2,504,552	239,135
IFB Ser. 09-92, Class SL, IO, 6.07s, 2039	1,085,787	110,262
IFB Ser. 09-110, Class NS, IO, 6.06s, 2039	708,886	68,371
IFB Ser. 06-16, Class SX, IO, 6.05s, 2036	1,114,383	127,753
IFB Ser. 09-88, Class SK, IO, 6.02s, 2039	993,570	88,345
IFB Ser. 09-72, Class SM, IO, 6.02s, 2039	3,318,810	373,885
IFB Ser. 09-92, Class SA, IO, 6.02s, 2039	5,280,119	612,731
IFB Ser. 05-84, Class SH, IO, 6.02s, 2035	618,766	82,376
IFB Ser. 07-17, Class IB, IO, 6.01s, 2037	630,069	82,690
IFB Ser. 09-106, Class SD, IO, 6.01s, 2036	1,629,917	182,877
IFB Ser. 09-87, Class SN, IO, 6.01s, 2035	1,478,706	140,285
IFB Ser. 09-76, Class XS, IO, 5.97s, 2039	5,259,082	651,589
IFB Ser. 07-25, Class KS, IO, 5.97s, 2037	1,712,571	160,708
IFB Ser. 07-26, Class SW, IO, 5.96s, 2037	7,979,708	755,918
IFB Ser. 09-106, Class SU, IO, 5.96s, 2037	2,844,459	277,477
IFB Ser. 07-7, Class JI, IO, 5.96s, 2037	1,594,514	176,513
IFB Ser. 05-35, Class SA, IO, 5.96s, 2035	956,193	107,916
IFB Ser. 05-35, Class SB, IO, 5.96s, 2035	734,803	84,128
IFB Ser. 07-31, Class AI, IO, 5.95s, 2037	938,913	117,580
IFB Ser. 09-122, Class WS, IO, 5.91s, 2039	4,628,449	493,948
IFB Ser. 07-43, Class SC, IO, 5.87s, 2037	888,968	101,930
IFB Ser. 09-64, Class SY, IO, 5.86s, 2039	6,526,392	577,178
IFB Ser. 09-106, Class SL, IO, 5.86s, 2036	3,599,147	412,138
IFB Ser. 09-87, Class TS, IO, 5.86s, 2035	5,043,335	611,101
IFB Ser. 04-83, Class CS, IO, 5.84s, 2034	276,228	32,437
IFB Ser. 09-50, Class SW, IO, 5.76s, 2039	930,785	83,664
IFB Ser. 09-106, Class ST, IO, 5.76s, 2038	913,266	97,683
IFB Ser. 04-41, Class SG, IO, 5.76s, 2034	1,328,052	69,311
IFB Ser. 10-1, Class SD, IO, 5.55s, 2040	2,252,919	206,635
IFB Ser. 10-1, Class S, IO, 5.51s, 2040	1,115,001	99,479
Ser. 09-55, Class LI, IO, 5 1/2s, 2038	1,459,786	233,566
IFB Ser. 09-87, Class WT, IO, 0.186s, 2035	3,080,094	11,704
IFB Ser. 09-106, Class WT, IO, 0.149s, 2037	770,267	2,858
Ser. 06-36, Class OD, PO, zero %, 2036	23,519	20,642
FRB Ser. 07-16, Class WF, zero %, 2037	130,853	126,327

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount	Value

Greenwich Capital Commercial Funding Corp. FRB
Ser. 06-GG7, Class A2, 5.886s, 2038	$1,145,000	$1,185,122

GS Mortgage Securities Corp. II FRB Ser. 07-GG10,
Class A3, 5.805s, 2045	334,000	343,763

GS Mortgage Securities Corp. II 144A Ser. 05-GG4,
Class XC, IO, 0.286s, 2039	73,724,617	1,305,264

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.984s, 2035	1,530,269	189,381
Ser. 05-RP3, Class 1AS, IO, 5.615s, 2035	880,551	103,991
Ser. 06-RP2, Class 1AS1, IO, 5.564s, 2036	6,440,566	722,683

HASCO NIM Trust 144A Ser. 05-OP1A, Class A, 6 1/4s,
2035 (In default) †	84,852	8

HSI Asset Loan Obligation FRB Ser. 07-AR1,
Class 2A1, 5.984s, 2037	2,866,623	1,734,307

IMPAC Secured Assets Corp. FRB Ser. 07-2,
Class 1A1A, 0.356s, 2037	1,344,604	726,086

IndyMac Indx Mortgage Loan Trust
FRB Ser. 06-AR25, Class 5A1, 5.832s, 2036	694,926	399,922
FRB Ser. 07-AR15, Class 1A1, 5.781s, 2037	870,505	552,771
FRB Ser. 07-AR9, Class 2A1, 5.779s, 2037	890,530	601,108
FRB Ser. 05-AR31, Class 3A1, 5.48s, 2036 F	2,333,617	1,330,162
FRB Ser. 05-AR23, Class 6A1, 5.415s, 2035	611,818	446,627
FRB Ser. 07-AR11, Class 1A1, 5.041s, 2037 F	1,103,803	607,092

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.908s, 2036	607,633	473,954
FRB Ser. 06-A6, Class 1A1, 0.406s, 2036	989,750	504,128

JPMorgan Chase Commercial Mortgage
Securities Corp.
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	357,000	360,999
Ser. 08-C2, Class X, IO, 0.478s, 2051	29,955,758	707,687

JPMorgan Chase Commercial Mortgage Securities Corp.
144A Ser. 07-CB20, Class X1, IO, 0.136s, 2051	63,432,357	759,165

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	253,101	149,733

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	594,000	38,610
Ser. 04-1A, Class K, 5.45s, 2040	212,000	11,660
Ser. 04-1A, Class L, 5.45s, 2040	96,000	4,320

Merrill Lynch Capital Funding Corp. Ser. 06-4,
Class XC, IO, 0.174s, 2049	56,232,493	664,696

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2,
Class JS, IO, 2.273s, 2028 F	1,137,752	39,786

Merrill Lynch Mortgage Trust FRB Ser. 07-C1,
Class A3, 5.827s, 2050	222,000	223,383

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A2, 5.92s, 2049	270,000	287,049

Mezz Cap Commercial Mortgage Trust Ser. 07-C5,
Class X, IO, 3.818s, 2017	2,429,954	170,097

Mezz Cap Commercial Mortgage Trust 144A Ser. 04-C1,
Class X, IO, 7.411s, 2037	827,130	80,645

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount		Value

Morgan Stanley Capital I
Ser. 98-CF1, Class E, 7.35s, 2032		$1,252,000	$816,152
FRB Ser. 08-T29, Class A3, 6.28s, 2043 F		712,000	748,727
Ser. 07-HQ13, Class A2, 5.649s, 2044		1,144,000	1,210,580

Morgan Stanley Capital I 144A FRB Ser. 04-RR,
Class F7, 6s, 2039		1,730,000	95,150

Morgan Stanley Mortgage Loan Trust
FRB Ser. 07-11AR, Class 2A1, 5.911s, 2037		2,632,895	1,316,448
FRB Ser. 06-3AR, Class 3A1, 5.881s, 2036 F		607,551	385,795
FRB Ser. 07-14AR, Class 6A1, 5 7/8s, 2037		3,930,879	2,437,145
Ser. 06-6AR, Class 2A, 5.411s, 2036		2,314,745	1,435,142
Ser. 05-5AR, Class 2A1, 3.736s, 2035		941,658	576,766
FRB Ser. 06-5AR, Class A, 0.496s, 2036		1,530,928	750,155

Mortgage Capital Funding, Inc.
FRB Ser. 98-MC2, Class E, 7.092s, 2030		327,112	346,739
Ser. 97-MC2, Class X, IO, 1.233s, 2012		2,096	—

Nomura Asset Acceptance Corp. 144A IFB Ser. 04-R3,
Class AS, IO, 6.804s, 2035		134,857	20,169

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1,
Class J, 6 5/8s, 2010		123,000	30,750

Residential Asset Securitization Trust
Ser. 07-A5, Class 2A3, 6s, 2037		699,166	503,400
FRB Ser. 05-A2, Class A1, 0.746s, 2035		1,096,166	786,637

STRIPS 144A
Ser. 03-1A, Class M, 5s, 2018		162,000	105,300
Ser. 03-1A, Class N, 5s, 2018		193,000	115,800
Ser. 04-1A, Class M, 5s, 2018		174,000	95,700
Ser. 04-1A, Class N, 5s, 2018		167,000	83,500

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 06-9, Class 1A1, 6.488s, 2036		819,236	445,366
FRB Ser. 07-10, Class 1A1, 6s, 2037		384,186	219,001
FRB Ser. 06-12, Class 1A1, 0.406s, 2037		3,833,882	2,166,143

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.003s, 2037		2,908,531	359,564
Ser. 07-4, Class 1A4, IO, 1s, 2037		3,174,090	111,028

Structured Asset Securities Corp. 144A
Ser. 06-RF1, IO, 5.795s, 2036		22,195,747	2,567,270
Ser. 05-RF6, Class A, IO, 5.64s, 2043		573,023	63,864
Ser. 07-RF1, Class 1A, IO, 5.398s, 2037		4,002,467	405,972

Titan Europe PLC 144A
FRB Ser. 05-CT2A, Class E, 1.998s, 2014
(United Kingdom)	GBP	226,682	240,856
FRB Ser. 05-CT1A, Class D, 1.964s, 2014
(United Kingdom)	GBP	444,023	235,894

Ursus EPC 144A FRB Ser. 1-A, Class D, 6.938s, 2012
(Ireland)	GBP	238,863	25,380

Wachovia Bank Commercial Mortgage Trust
Ser. 07-C31, Class A3, 5.483s, 2047		$396,000	401,312
Ser. 07-C31, Class A2, 5.421s, 2047		1,261,000	1,297,378
Ser. 07-C30, Class A3, 5.246s, 2043		4,254,000	4,243,656
Ser. 07-C34, IO, 0.353s, 2046		16,861,395	317,163

MORTGAGE-BACKED SECURITIES (50.3%)* cont.	Principal amount		Value

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 05-WL5A, Class L, 3.53s, 2018		$477,000	$238,500

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6,
Class A1, 6.462s, 2037		6,500,730	4,070,320

Total mortgage-backed securities (cost $169,382,117)			$190,755,879

CORPORATE BONDS AND NOTES (21.4%)*	Principal amount		Value

Basic materials (1.7%)
Builders FirstSource, Inc. 144A company
guaranty sr. notes FRN 13s, 2016		$164,000	$169,740

Clondalkin Acquisition BV 144A company
guaranty sr. notes FRN 2.257s, 2013 (Netherlands)		215,000	201,831

Cognis GmbH company guaranty sr. bonds FRB
Ser. REGS, 2.65s, 2013 (Netherlands)	EUR	156,000	203,343

Freeport-McMoRan Copper & Gold, Inc. sr. unsec.
notes 8 3/8s, 2017		$1,046,000	1,161,060

Georgia-Pacific, LLC sr. unsec. unsub. notes
8 1/8s, 2011		55,000	57,750

HeidelbergCement AG company guaranty sr. unsec.
unsub. bonds 7 1/2s, 2020 (Germany)	EUR	96,000	127,761

HeidelbergCement AG company guaranty unsec.
unsub. notes 8 1/2s, 2019 (Germany)	EUR	299,000	421,468

Hexion U.S. Finance Corp./Hexion Nova Scotia
Finance, ULC company guaranty 9 3/4s, 2014		$64,000	65,280

International Paper Co. sr. unsec. notes 9 3/8s, 2019		100,000	124,750

Nalco Co. 144A sr. notes 8 1/4s, 2017		28,000	29,750

NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.564s, 2013 ‡‡		90,993	15,469

Novelis, Inc. company guaranty sr. unsec.
notes 11 1/2s, 2015		75,000	80,719

Novelis, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2015		113,000	109,045

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	405,000	599,921

Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.434s,
2013 (France)	EUR	522,000	676,426

Rockwood Specialties Group, Inc. company
guaranty sr. unsec. sub. notes 7 5/8s, 2014	EUR	50,000	68,548

SGL Carbon SE company guaranty sr. sub. notes FRN
Ser. EMTN, 1.912s, 2015 (Germany)	EUR	152,000	186,829

Smurfit Kappa Funding PLC sr. unsec.
sub. notes 7 3/4s, 2015 (Ireland)		$280,000	274,400

Smurfit-Stone Container Corp. sr. notes unsec.
unsub. notes 8 3/8s, 2012 (In default) †		240,000	213,000

Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2012		135,000	140,400

Steel Dynamics, Inc. sr. unsec. unsub. notes
7 3/4s, 2016		269,000	277,070

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		168,000	205,800

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		291,000	346,290

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount		Value

Basic materials cont.
Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)		$358,000	$424,230

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A
sr. notes 11 1/2s, 2014		238,000	257,040

			6,437,920
Capital goods (0.8%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		104,000	104,520

Ball Corp. company guaranty sr. unsec. notes
7 3/8s, 2019		26,000	27,398

Ball Corp. company guaranty sr. unsec. notes
7 1/8s, 2016		39,000	41,438

BBC Holding Corp. sr. notes 8 7/8s, 2014		350,000	341,688

Bombardier, Inc. 144A sr. unsec. notes FRN 3.787s,
2013 (Canada)	EUR	100,000	133,888

Crown Americas, LLC/Crown Americas Capital Corp.
sr. notes 7 5/8s, 2013		$206,000	212,180

General Cable Corp. company guaranty sr. unsec.
unsub. notes FRN 2.666s, 2015		22,000	19,773

Impress Holdings BV company guaranty sr. disc.
bonds FRB Ser. REGS, 4.121s, 2013 (Netherlands)	EUR	136,000	179,562

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 6 1/8s, 2014		$607,000	617,623

L-3 Communications Corp. company guaranty sr. unsec.
sub. notes 5 7/8s, 2015		574,000	584,045

Prysmian SpA sr. unsec. unsub. notes 5 1/4s,
2015 (Italy)	EUR	115,000	156,107

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015		$334,000	350,700

TD Funding Corp. 144A company
guaranty sr. sub. notes 7 3/4s, 2014		70,000	71,750

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		310,000	316,975

			3,157,647
Communication services (2.6%)
CCH II, LLC sr. notes 13 1/2s, 2016		452,462	544,086

Cincinnati Bell, Inc. company guaranty sr. unsec.
notes 7s, 2015		88,000	85,580

Cincinnati Bell, Inc. company guaranty sr. unsec.
sub. notes 8 3/4s, 2018		75,000	75,750

Cricket Communications, Inc. company
guaranty 9 3/8s, 2014		248,000	252,340

Cricket Communications, Inc. company
guaranty sr. unsec. unsub. notes 10s, 2015		354,000	368,160

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		81,000	84,746

Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s,
2015 (Jamaica)		245,000	240,713

Frontier Communications Corp. sr. unsec.
notes 8 1/8s, 2018		343,000	342,143

Global Crossing UK Finance PLC company
guaranty 11 3/4s, 2014 (United Kingdom)	GBP	152,000	237,642

Global Crossing, Ltd. 144A sr. sec. notes 12s, 2015
(United Kingdom)		$25,000	27,750

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount		Value

Communication services cont.
Inmarsat Finance PLC 144A company
guaranty sr. notes 7 3/8s, 2017 (United Kingdom)		$150,000	$156,000

Intelsat Subsidiary Holding Co., Ltd. company
guaranty sr. unsec. notes Ser. *, 8 7/8s, 2015
(Bermuda)		128,000	132,160

Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		340,000	331,500

Magyar Telecom BV 144A company
guaranty sr. notes 9 1/2s, 2016 (Hungary)	EUR	246,000	342,274

Mediacom LLC/Mediacom Capital Corp. 144A
sr. notes 9 1/8s, 2019		$103,000	106,219

MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		90,000	92,025

NII Capital Corp. 144A company
guaranty sr. notes 10s, 2016		70,000	76,650

Nordic Telephone Co. Holdings ApS sec.
notes Ser. REGS, 8 1/4s, 2016 (Denmark)	EUR	214,000	312,174

PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		$150,000	151,875

Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014		353,000	359,178

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		75,000	81,938

Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		1,501,000	1,643,595

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		105,000	111,825

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		180,000	189,450

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,100,000	1,105,500

UPC Germany GmbH sr. notes Ser. REGS, 9 5/8s, 2019
(Germany)	EUR	293,000	415,761

UPC Germany GmbH 144A sr. bonds 8 1/8s, 2017
(Germany)	EUR	218,000	305,757

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	259,000	367,323

UPC Holdings BV sr. notes Ser. REGS, 8 5/8s, 2014
(Netherlands)	EUR	57,000	78,922

West Corp. company guaranty 9 1/2s, 2014		$184,000	189,060

Wind Acquisition Holding company
guaranty sr. notes Ser. REGS, 12 1/4s, 2017
(Luxembourg) ‡‡	EUR	195,000	255,485

Windstream Corp. company guaranty 8 5/8s, 2016		$590,000	603,275

			9,666,856
Conglomerates (—%)
SPX Corp. sr. unsec. notes 7 5/8s, 2014		115,000	120,319

			120,319
Consumer cyclicals (3.7%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		25,000	27,250

Affinion Group, Inc. company guaranty 11 1/2s, 2015		250,000	256,250

Affinion Group, Inc. company guaranty 10 1/8s, 2013		285,000	292,125

Affinity Group, Inc. sr. sub. notes 9s, 2012		482,000	337,400

Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 11 1/4s, 2015 ‡‡		224,720	239,889

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
AMC Entertainment, Inc. company guaranty 11s, 2016		$251,000	$269,511

AMC Entertainment, Inc. sr. sub. notes 8s, 2014		205,000	206,281

American Casino & Entertainment Properties LLC
sr. notes 11s, 2014		190,000	178,125

Bon-Ton Stores, Inc. (The) company guaranty
10 1/4s, 2014		160,000	156,000

Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014		134,000	116,915

Cenveo Corp. 144A company guaranty sr. unsec.
notes 10 1/2s, 2016		120,000	122,250

Cirsa Capital Luxembourg SA company
guaranty Ser. REGS, 7 7/8s, 2012 (Luxembourg)	EUR	77,000	106,604

Clear Channel Communications, Inc. company
guaranty unsec. unsub. notes 10 3/4s, 2016		$200,000	156,500

Clear Channel Communications, Inc. sr. unsec.
notes 7.65s, 2010		86,000	85,678

Clear Channel Worldwide Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		24,000	25,080

Codere Finance Luxembourg SA sr. sec.
notes Ser. REGS, 8 1/4s, 2015 (Luxembourg)	EUR	227,000	299,710

D.R. Horton, Inc. sr. notes 7 7/8s, 2011		$30,000	31,688

DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016		117,000	131,040

Echostar DBS Corp. company guaranty 6 5/8s, 2014		1,369,000	1,379,268

Europcar Groupe SA company guaranty sr. sub. bond
FRB Ser. REGS, 4.162s, 2013 (France)	EUR	127,000	155,545

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		$661,000	699,008

Goodman Global Group, Inc. 144A sr. disc.
notes zero %, 2014		250,000	146,250

Goodman Global, Inc. company guaranty sr. unsec.
sub. notes 13 1/2s, 2016		270,000	301,725

Goodyear Tire & Rubber Co. (The) sr. unsec.
notes 10 1/2s, 2016		311,000	335,880

Grupo Televisa SA sr. unsec. notes 6s, 2018 (Mexico)		460,000	475,369

Hanesbrands, Inc. company guaranty sr. unsec.
notes FRN Ser. B, 3.831s, 2014		70,000	66,850

Harrah’s Operating Co., Inc. sr. notes 11 1/4s, 2017		185,000	199,338

Interpublic Group of Companies, Inc. (The)
sr. unsec. notes 10s, 2017		170,000	192,313

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s,
2016 (Denmark)	EUR	296,000	409,802

Jarden Corp. company guaranty sr. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	68,915

Jarden Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		$165,000	167,269

Lamar Media Corp. company guaranty 7 1/4s, 2013		190,000	191,425

Lamar Media Corp. company guaranty sr. notes
9 3/4s, 2014		100,000	109,250

Lender Processing Services, Inc. company
guaranty sr. unsec. unsub. notes 8 1/8s, 2016		795,000	852,638

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016		70,000	73,150

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Liberty Media, LLC sr. notes 5.7s, 2013		$138,000	$138,000

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †		340,000	85,000

MGM Mirage, Inc. company guaranty 8 1/2s, 2010		49,000	49,306

Navistar International Corp. sr. notes 8 1/4s, 2021		180,000	184,500

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014		168,000	175,980

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 ††		383,000	363,850

Owens Corning, Inc. company guaranty unsec.
unsub. notes 9s, 2019		497,000	582,733

Penn National Gaming, Inc. 144A sr. unsec.
sub. notes 8 3/4s, 2019		50,000	50,750

Pinnacle Entertainment, Inc. company
guaranty sr. unsec. sub. notes 7 1/2s, 2015		320,000	276,800

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012		337,000	334,473

Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s, 2017		55,000	53,763

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		75,000	75,000

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		264,000	285,120

Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		124,000	114,700

Station Casinos, Inc. sr. notes 6s,
2012 (In default) †		318,000	21,465

THL Buildco, Inc. (Nortek Holdings, Inc.)
sr. notes 11s, 2013		115,511	123,886

Travelport LLC company guaranty 11 7/8s, 2016		159,000	174,304

Travelport LLC company guaranty 9 7/8s, 2014		155,000	161,975

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) †		220,000	2,750

TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	110,000	141,148

TVN Finance Corp. PLC 144A company
guaranty sr. unsec. notes 10 3/4s, 2017
(United Kingdom)	EUR	152,000	227,865

Umbrella Acquisition, Inc. 144A company
guaranty sr. unsec. unsub. notes 9 3/4s, 2015 ‡‡		$371,097	320,071

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡		246,703	103,615

Virgin Media Finance PLC company guaranty sr. unsec.
bond 8 7/8s, 2019 (United Kingdom)	GBP	50,000	79,802

Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 9 1/2s, 2016 (United Kingdom)	EUR	135,000	203,314

Visant Corp. company guaranty sr. unsec.
sub. notes 7 5/8s, 2012		$600,000	601,500

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		34,000	36,720

Young Broadcasting, Inc. company
guaranty sr. sub. notes 8 3/4s, 2014 (In default) †		83,000	104

Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) †		239,000	1,673

			13,832,458

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount		Value

Consumer staples (0.3%)
Archibald Candy Corp. company guaranty 10s,
2010 (In default) F †		$88,274	$1,363

Avis Budget Car Rental, LLC company
guaranty sr. unsec. unsub. notes 7 3/4s, 2016		285,000	279,300

Avis Budget Car Rental, LLC 144A company
guaranty sr. notes 9 5/8s, 2018		45,000	47,025

Constellation Brands, Inc. company
guaranty sr. unsec. notes 7 1/4s, 2017		23,000	23,575

Constellation Brands, Inc. company
guaranty sr. unsec. unsub. notes 7 1/4s, 2016		111,000	114,053

Great Atlantic & Pacific Tea Co. 144A
sr. notes 11 3/8s, 2015		131,000	129,035

Prestige Brands, Inc. 144A company
guaranty sr. unsec. notes 8 1/4s, 2018		125,000	128,125

Rite Aid Corp. company guaranty sr. notes
7 1/2s, 2017		315,000	292,163

Rite Aid Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2017		277,000	232,680

			1,247,319
Energy (4.5%)
Arch Western Finance, LLC company
guaranty sr. notes 6 3/4s, 2013		1,347,000	1,352,051

Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		320,000	292,800

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		1,031,000	1,043,888

Complete Production Services, Inc. company
guaranty 8s, 2016		388,000	384,120

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		510,000	508,725

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		210,000	213,675

Connacher Oil and Gas, Ltd. 144A sr. sec.
notes 11 3/4s, 2014 (Canada)		15,000	16,575

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		345,000	351,900

Empresa Nacional del Petroleo 144A sr. unsec.
notes 6 1/4s, 2019 (Chile)		600,000	607,366

Expro Finance Luxemburg 144A sr. notes 8 1/2s, 2016
(Luxembourg)		215,000	217,150

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		520,000	514,800

Forest Oil Corp. sr. notes 8s, 2011		540,000	569,700

Gaz Capital SA 144A company guaranty sr. unsec. bond
8.146s, 2018 (Russia)		176,000	199,984

Gaz Capital SA 144A sr. sec. bond 9 1/4s, 2019
(Russia)		2,055,000	2,465,671

Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016		455,000	468,650

Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014		517,000	496,320

Infinis PLC sr. notes Ser. REGS, 9 1/8s, 2014
(United Kingdom)	GBP	98,000	154,053

Key Energy Services, Inc. company
guaranty sr. unsec. unsub. notes 8 3/8s, 2014		$180,000	182,025

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount		Value

Energy cont.
Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. notes 7 1/4s, 2019 (Russia)		$200,000	$211,988

Newfield Exploration Co. sr. unsec.
sub. notes 6 5/8s, 2014		348,000	357,570

Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011		189,298	190,042

Peabody Energy Corp. company guaranty 7 3/8s, 2016		455,000	481,163

Petrobras International Finance Co. company
guaranty sr. unsec. notes 7 7/8s, 2019 (Brazil)		440,000	512,600

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		169,000	176,394

Petroleos de Venezuela SA company
guaranty sr. unsec. notes 5 1/4s, 2017 (Venezuela)		2,065,000	1,269,975

Petroleos de Venezuela SA sr. unsec. bonds zero %,
2011 (Venezuela)		585,000	511,875

Petroleos de Venezuela SA sr. unsec. sub. bond 5s,
2015 (Venezuela)		580,000	357,512

Petroleum Co. of Trinidad & Tobago Ltd. 144A
sr. unsec. notes 9 3/4s, 2019 (Trinidad)		545,000	619,938

Petroleum Development Corp. company
guaranty sr. unsec. notes 12s, 2018		240,000	254,400

Plains Exploration & Production Co. company
guaranty 7 3/4s, 2015		70,000	70,963

Plains Exploration & Production Co. company
guaranty 7s, 2017		80,000	78,800

Plains Exploration & Production Co. company
guaranty sr. unsec. notes 10s, 2016		270,000	298,350

Power Sector Assets & Liabilites Management Corp.
144A govt. guaranty sr. unsec. notes 7 1/4s, 2019
(Philippines)		425,000	460,063

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		451,000	464,530

Range Resources Corp. company guaranty sr. unsec.
sub. notes 7 1/2s, 2017		232,000	238,960

SandRidge Energy, Inc. 144A company
guaranty sr. unsec. unsub. notes 8s, 2018		365,000	346,750

White Nights Finance BV for Gazprom notes 10 1/2s,
2014 (Russia)		230,000	276,064

			17,217,390
Financials (4.4%)
Banco Do Brasil 144A sr. unsec. 5.418s, 2017 (Brazil)	BRL	436,000	249,891

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. notes Ser. REGS, 8s, 2016	EUR	90,000	121,563

Bosphorus Financial Services, Ltd. 144A
sr. notes FRN 2.05s, 2012		$722,500	705,501

CIT Group, Inc. sr. bond 7s, 2017		129,000	119,003

CIT Group, Inc. sr. bond 7s, 2013		195,000	189,638

GMAC, LLC company guaranty sr. unsec. notes 7s, 2012		25,000	25,438

GMAC, LLC company guaranty sr. unsec. notes 6 7/8s, 2012		403,000	408,541

GMAC, LLC company guaranty sr. unsec. notes 6 5/8s, 2012		512,000	517,120

GMAC, LLC company guaranty sr. unsec.
unsub. notes 6 7/8s, 2011		53,000	53,861

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount		Value

Financials cont.
GMAC, LLC company guaranty sr. unsec.
unsub. notes FRN 2.452s, 2014		$39,000	$34,340

HUB International Holdings, Inc. 144A
sr. sub. notes 10 1/4s, 2015		95,000	90,963

HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014		65,000	63,050

Icahn Enterprises LP/Ichan Enterprises Finance Corp.
144A sr. notes 8s, 2018		385,000	371,044

JPMorgan Chase & Co. 144A sr. unsec. notes FRN
zero %, 2017		1,000,000	965,800

JPMorgan Chase & Co. 144A sr. unsec.
unsub. notes FRN 4.56s, 2011	RUB	22,000,000	740,124

JPMorgan Chase & Co. 144A unsec.
unsub. notes 0.174s, 2012	INR	19,000,000	458,185

Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		$100,000	103,625

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017		252,000	249,480

Reynolds Group DL Escrow, Inc./Reynolds Group
Escrow, LLC 144A sr. sec. notes 7 3/4s, 2016
(Luxembourg)	EUR	377,000	533,402

RSHB Capital SA for OJSC Russian Agricultural Bank
sub. bonds FRB 6.97s, 2016 (Russia)		$3,585,000	3,680,038

RSHB Capital SA for OJSC Russian Agricultural Bank
144A notes 9s, 2014 (Russia)		1,425,000	1,643,880

Shinhan Bank 144A sr. unsec. bond 6s, 2012
(South Korea)		137,000	146,335

USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4 1/8s, 2014		60,000	51,150

VTB Capital SA 144A bonds 6 1/4s, 2035 (Russia)		130,000	130,650

VTB Capital SA 144A notes 7 1/2s, 2011 (Russia)		1,925,000	2,040,500

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)		1,385,000	1,442,131

VTB Capital SA 144A sec. notes 6.609s, 2012 (Russia)		1,390,000	1,455,135

			16,590,388
Health care (1.3%)
Community Health Systems, Inc. company
guaranty 8 7/8s, 2015		142,000	146,970

DaVita, Inc. company guaranty 6 5/8s, 2013		153,000	153,956

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡		299,000	320,304

HCA, Inc. sr. sec. notes 9 1/4s, 2016		346,000	367,841

HCA, Inc. sr. sec. notes 9 1/8s, 2014		282,000	297,863

Omnicare, Inc. company guaranty 6 3/4s, 2013		195,000	195,975

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013		545,000	549,088

Select Medical Corp. company guaranty 7 5/8s, 2015		345,000	328,613

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013		724,000	715,855

Sun Healthcare Group, Inc. company
guaranty sr. unsec. unsub. notes 9 1/8s, 2015		57,000	58,568

Surgical Care Affiliates, Inc. 144A
sr. sub. notes 10s, 2017		310,000	308,450

Surgical Care Affiliates, Inc. 144A sr. unsec.
notes 8 7/8s, 2015 ‡‡		120,841	120,841

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount		Value

Health care cont.
Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 10s, 2018		$119,000	$133,280

Tenet Healthcare Corp. 144A company
guaranty sr. sec. notes 9s, 2015		483,000	520,433

Ventas Realty LP/Capital Corp. company guaranty
9s, 2012 R		305,000	325,492

Ventas Realty LP/Capital Corp. company
guaranty sr. unsec. notes 7 1/8s, 2015 R		50,000	51,887

Ventas Realty LP/Capital Corp. sr. notes 6 5/8s, 2014 R		173,000	176,814

			4,772,230
Technology (0.8%)
Brocade Communications Systems, Inc. 144A
sr. notes 6 7/8s, 2020		20,000	20,400

Brocade Communications Systems, Inc. 144A
sr. notes 6 5/8s, 2018		20,000	20,300

Ceridian Corp. company guaranty sr. unsec.
notes 12 1/4s, 2015 ‡‡		64,000	61,440

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		241,000	230,758

Compucom Systems, Inc. 144A sr. sub. notes
12 1/2s, 2015		155,000	164,300

First Data Corp. company guaranty sr. unsec.
notes 10.55s, 2015 ‡‡		170,545	144,111

First Data Corp. company guaranty sr. unsec.
notes 9 7/8s, 2015		97,000	83,663

First Data Corp. company guaranty sr. unsec.
sub. notes 11 1/4s, 2016		161,000	128,800

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 9 1/8s, 2014 ‡‡		152,160	146,074

Freescale Semiconductor, Inc. company
guaranty sr. unsec. notes 8 7/8s, 2014		279,000	266,445

Freescale Semiconductor, Inc. company
guaranty sr. unsec. sub. notes 10 1/8s, 2016		14,000	12,390

Iron Mountain, Inc. company guaranty sr. unsec.
sub. notes 8s, 2020		470,000	484,100

New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) F †		13,000	1,132

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		136,000	136,850

SunGard Data Systems, Inc. company guaranty
10 1/4s, 2015		310,000	325,888

SunGard Data Systems, Inc. company guaranty
9 1/8s, 2013		326,000	334,150

Unisys Corp. 144A company
guaranty sr. sub. notes 14 1/4s, 2015		320,000	382,400

			2,943,201
Transportation (0.2%)
British Airways PLC sr. unsec. 8 3/4s, 2016
(United Kingdom)	GBP	157,000	234,259

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013		$295,000	294,263

RailAmerica, Inc. company guaranty sr. notes
9 1/4s, 2017		153,000	163,136

			691,658

CORPORATE BONDS AND NOTES (21.4%)* cont.	Principal amount	Value

Utilities and power (1.2%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	$130,000	$131,950

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	380,000	385,700

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	151,000	110,230

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	69,000	59,858

Edison Mission Energy sr. unsec. notes 7.2s, 2019	147,000	101,430

Edison Mission Energy sr. unsec. notes 7s, 2017	23,000	16,043

El Paso Corp. sr. unsec. notes 12s, 2013	516,000	602,430

Ipalco Enterprises, Inc. 144A sr. sec. notes
7 1/4s, 2016	115,000	119,313

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 8s, 2019 (Indonesia)	400,000	439,500

Majapahit Holding BV 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Indonesia)	1,085,000	1,177,366

Mirant Americas Generation, Inc. sr. unsec.
notes 8.3s, 2011	100,000	102,750

NRG Energy, Inc. sr. notes 7 3/8s, 2016	235,000	233,238

Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	655,000	657,456

Sierra Pacific Resources sr. unsec. notes
8 5/8s, 2014	257,000	263,425

Sierra Pacific Resources sr. unsec.
unsub. notes 6 3/4s, 2017	40,000	40,590

Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	18,000	18,919

		4,460,198
Total corporate bonds and notes (cost $79,222,169)		$81,137,584

ASSET-BACKED SECURITIES (12.1%)*	Principal amount	Value

Accredited Mortgage Loan Trust
FRB Ser. 05-1, Class M2, 0.936s, 2035	$74,142	$25,928
FRB Ser. 05-4, Class A2C, 0.456s, 2035	20,896	20,096

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.396s, 2036	107,000	31,618
FRB Ser. 06-HE3, Class A2C, 0.396s, 2036	115,000	40,962

Ameriquest Mortgage Securities, Inc. FRB Ser. 03-8,
Class M2, 1.996s, 2033	199,684	58,926

Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	383,000	61,280
Ser. 04-1A, Class E, 6.42s, 2039	361,000	50,540

Argent Securities, Inc.
FRB Ser. 03-W3, Class M3, 2.516s, 2033	24,453	7,196
FRB Ser. 06-W4, Class A2C, 0.406s, 2036	198,410	66,001

Asset Backed Funding Certificates
FRB Ser. 04-OPT2, Class M2, 1.246s, 2033	127,495	94,566
FRB Ser. 05-WMC1, Class M1, 0.686s, 2035	31,000	24,800

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.436s, 2036	27,265	15,302
FRB Ser. 06-HE4, Class A5, 0.406s, 2036	100,808	60,136

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 04-FR3, Class M6, 5.121s, 2034	51,733	7,012
FRB Ser. 05-HE1, Class M3, 1 1/4s, 2035	223,000	60,411

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount		Value

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030		$466,068	$326,247
Ser. 00-A, Class A2, 7.575s, 2030		1,239,304	842,726
Ser. 99-B, Class A4, 7.3s, 2016		607,042	412,789
Ser. 99-B, Class A3, 7.18s, 2015		1,021,593	684,467
FRB Ser. 00-A, Class A1, 0.39s, 2030		134,063	22,021

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 05-OPT1, Class M1, 0.666s, 2035		47,073	37,057
FRB Ser. 07-OPX1, Class A1A, 0.316s, 2037		556,972	334,183

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030		1,232,823	998,586
Ser. 00-4, Class A6, 8.31s, 2032		2,961,453	2,324,740
Ser. 00-5, Class A7, 8.2s, 2032		459,836	402,356
Ser. 00-1, Class A5, 8.06s, 2031		838,782	658,444
Ser. 00-4, Class A5, 7.97s, 2032		167,965	124,294
Ser. 00-5, Class A6, 7.96s, 2032		540,978	470,651
Ser. 02-1, Class M1F, 7.954s, 2033		44,000	38,649
Ser. 01-3, Class M2, 7.44s, 2033		7,682	67
Ser. 01-4, Class A4, 7.36s, 2033		161,271	166,109
Ser. 01-1, Class A5, 6.99s, 2032		3,611,314	3,575,201
Ser. 01-3, Class A4, 6.91s, 2033		2,368,145	2,433,269
Ser. 02-1, Class A, 6.681s, 2033		580,689	593,755
FRB Ser. 02-1, Class M1A, 2.279s, 2033		2,249,000	1,665,482
FRB Ser. 01-4, Class M1, 1.979s, 2033		295,000	149,235

Countrywide Asset Backed Certificates
FRB Ser. 05-BC3, Class M1, 0.766s, 2035		44,703	40,253
FRB Ser. 05-14, Class 3A2, 0.486s, 2036		18,402	15,986
FRB Ser. 06-4, Class 2A2, 0.426s, 2036		942,515	754,012

Credit-Based Asset Servicing and Securitization FRB
Ser. 07-CB1, Class AF1A, 0.316s, 2037		715,446	375,609

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		431,000	107,750

Equifirst Mortgage Loan Trust FRB Ser. 05-1,
Class M5, 0.916s, 2035		73,605	14,389

First Franklin Mortgage Loan Asset Backed
Certificates FRB Ser. 06-FF7, Class 2A3, 0.396s,
2036		173,000	95,601

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.576s, 2036		244,000	118,289
FRB Ser. 06-2, Class 2A3, 0.416s, 2036		353,000	257,270

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 2.227s, 2043 F	EUR	1,430,000	797,360
FRB Ser. 03-2, Class 3C, 2.166s, 2043 F	GBP	688,016	383,634

Green Tree Financial Corp.
Ser. 94-6, Class B2, 9s, 2020		$747,752	658,022
Ser. 94-4, Class B2, 8.6s, 2019		346,375	176,562
Ser. 93-1, Class B, 8.45s, 2018		242,774	208,262
Ser. 99-5, Class A5, 7.86s, 2030		3,506,447	2,910,351
Ser. 96-8, Class M1, 7.85s, 2027		387,000	335,992
Ser. 95-8, Class B1, 7.3s, 2026		362,579	299,332
Ser. 95-4, Class B1, 7.3s, 2025		371,800	331,543
Ser. 96-10, Class M1, 7.24s, 2028		41,000	39,770

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount	Value

Green Tree Financial Corp.
Ser. 97-6, Class M1, 7.21s, 2029	$1,087,000	$858,836
Ser. 98-2, Class A6, 6.81s, 2027	320,019	303,024
Ser. 99-3, Class A7, 6.74s, 2031	546,758	545,391
FRN Ser. 98-4, Class A6, 6.53s, 2030	152,257	145,082
Ser. 99-2, Class A7, 6.44s, 2030	38,774	33,200
Ser. 99-1, Class A6, 6.37s, 2025	17,189	17,189
Ser. 98-4, Class A5, 6.18s, 2030	384,189	366,459

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	1,465,825	1,348,559
Ser. 99-5, Class M1A, 8.3s, 2026	157,000	142,368
Ser. 99-5, Class A4, 7.59s, 2028	23,216	23,065

GSAA Home Equity Trust FRB Ser. 06-19, Class A1,
0.336s, 2036	1,848,339	1,035,070

GSAMP Trust
FRB Ser. 06-HE5, Class A2C, 0.396s, 2036	526,000	149,524
FRB Ser. 07-HE2, Class A2A, 0.349s, 2047	876,879	790,287

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-2A, Class E, 2.246s, 2030	385,527	19,276
FRB Ser. 05-1A, Class E, 2.046s, 2030	83,828	4,191

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
0.576s, 2036	122,000	87,175

JPMorgan Mortgage Acquisition Corp. FRB
Ser. 06-FRE1, Class A4, 0.536s, 2035	103,000	57,284

Lehman ABS Manufactured Housing Contract Ser. 01-B,
Class A4, 5.27s, 2018	942,852	837,973

Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037	992,642	645,217

LNR CDO, Ltd. 144A FRB Ser. 02-1A, Class FFL,
2.997s, 2037	1,260,000	163,800

Local Insight Media Finance, LLC Ser. 07-1W,
Class A1, 5.53s, 2012	1,323,848	767,832

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.866s, 2035	255,000	148,381
FRB Ser. 06-4, Class 2A4, 0.506s, 2036	117,000	41,505
FRB Ser. 06-1, Class 2A3, 0.436s, 2036	108,094	55,707

Madison Avenue Manufactured Housing Contract FRB
Ser. 02-A, Class B1, 3.496s, 2032	1,046,356	911,376

MASTR Asset Backed Securities Trust FRB
Ser. 06-FRE2, Class A4, 0.396s, 2036	61,000	28,882

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	103,862	95,931

Morgan Stanley ABS Capital I
FRB Ser. 04-HE8, Class B3, 3.446s, 2034	55,100	5,261
FRB Ser. 05-HE2, Class M5, 0.926s, 2035	108,502	61,355
FRB Ser. 05-HE1, Class M3, 0.766s, 2034	160,000	119,608
FRB Ser. 06-NC4, Class M2, 0.546s, 2036	223,000	1,897

New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M3, 3.321s, 2033	11,564	6,802

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.406s, 2036	146,000	77,878
FRB Ser. 06-2, Class A2C, 0.396s, 2036	146,000	82,634

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 96-C, Class B1, 7.96s, 2027	$954,630	$706,426
Ser. 99-D, Class A1, 7.84s, 2029	771,943	696,678
Ser. 00-A, Class A2, 7.765s, 2017	113,204	75,781
Ser. 95-B, Class B1, 7.55s, 2021	250,146	176,959
Ser. 00-D, Class A4, 7.4s, 2030	1,022,000	643,860
Ser. 02-B, Class A4, 7.09s, 2032	323,192	283,205
Ser. 99-B, Class A4, 6.99s, 2026	778,369	694,694
Ser. 00-D, Class A3, 6.99s, 2022	83,763	83,763
Ser. 02-A, Class A4, 6.97s, 2032 F	47,170	36,579
Ser. 01-D, Class A4, 6.93s, 2031	612,592	462,507
Ser. 01-E, Class A4, 6.81s, 2031	816,506	620,545
Ser. 99-B, Class A3, 6.45s, 2017	185,432	163,180
Ser. 01-C, Class A2, 5.92s, 2017	842,103	414,736
Ser. 02-C, Class A1, 5.41s, 2032	982,791	855,029
Ser. 01-D, Class A2, 5.26s, 2019	122,449	83,266
Ser. 01-E, Class A2, 5.05s, 2031	866,702	624,025
Ser. 02-A, Class A2, 5.01s, 2020	207,301	168,281

Oakwood Mortgage Investors, Inc. 144A
Ser. 01-B, Class A4, 7.21s, 2030	142,953	135,805
FRB Ser. 01-B, Class A2, 0.608s, 2018	38,594	28,735

Park Place Securities, Inc. FRB Ser. 05-WCH1,
Class M4, 1.076s, 2036	104,000	17,498

People’s Financial Realty Mortgage Securities Trust
FRB Ser. 06-1, Class 1A2, 0.376s, 2036	188,082	69,825

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.436s, 2036	103,926	78,469
FRB Ser. 07-RZ1, Class A2, 0.406s, 2037	176,000	85,900

Residential Asset Securities Corp.
FRB Ser. 05-EMX1, Class M2, 0.976s, 2035	281,746	197,501
Ser. 01-KS3, Class AII, 0.689s, 2031	1,186,122	833,175

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.896s, 2035	136,801	608
FRB Ser. 07-NC2, Class A2B, 0.386s, 2037	165,000	67,090
FRB Ser. 07-BR5, Class A2A, 0.376s, 2037	327,456	225,945
FRB Ser. 07-BR4, Class A2A, 0.336s, 2037	296,887	192,977
FRB Ser. 07-BR3, Class A2A, 0.316s, 2037	2,097,371	1,300,370

SG Mortgage Securities Trust FRB Ser. 06-OPT2,
Class A3D, PO, 0.456s, 2036	246,000	73,536

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.416s, 2036	117,000	87,535
FRB Ser. 06-3, Class A3, 0.406s, 2036	529,000	312,373

South Coast Funding 144A FRB Ser. 3A, Class A2,
1.45s, 2038	140,000	1,400

Structured Asset Investment Loan Trust FRB
Ser. 06-BNC2, Class A6, 0.506s, 2036	117,000	10,489

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s,
2038	467,000	46,700

TIAA Real Estate CDO, Ltd. 144A Ser. 02-1A,
Class IV, 6.84s, 2037	390,000	40,950

ASSET-BACKED SECURITIES (12.1%)* cont.	Principal amount		Value

WAMU Asset-Backed Certificates FRB Ser. 07-HE2,
Class 2A1, 0.356s, 2037		$544,705	$337,717

Whinstone Capital Management, Ltd. 144A FRB Ser. 1A,
Class B3, 1.149s, 2044 (United Kingdom)		256,909	59,077

Total asset-backed securities (cost $55,765,735)			$45,776,297

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (8.3%)*	Principal amount		Value

U.S. Government Guaranteed Mortgage Obligations (0.4%)
Government National Mortgage Association
Pass-Through Certificates 6 1/2s, November 20, 2038		$1,570,056	$1,696,212

			1,696,212
U.S. Government Agency Mortgage Obligations (7.9%)
Federal National Mortgage Association
Pass-Through Certificates
6s, TBA, May 1, 2040		14,000,000	14,925,859
6s, TBA, April 1, 2040		14,000,000	14,868,437

			29,794,296
Total U.S. government and agency mortgage obligations (cost $31,566,025)			$31,490,508

FOREIGN GOVERNMENT BONDS AND NOTES (7.2%)*	Principal amount		Value

Argentina (Republic of) bonds Ser. VII, 7s, 2013		$47,000	$42,065

Argentina (Republic of) sr. unsec. bonds FRB
0.578s, 2013		1,431,000	630,356

Argentina (Republic of) sr. unsec. unsub. bonds
7s, 2015		2,411,000	2,009,569

Argentina (Republic of) sr. unsec.
unsub. bonds Ser. $V, 10 1/2s, 2012	ARS	2,039,000	443,483

Argentina (Republic of) sr. unsec. unsub. bonds FRB
0.389s, 2012		$14,586,000	4,915,482

Banco Nacional de Desenvolvimento Economico e Social
144A notes 6 1/2s, 2019 (Brazil)		535,000	571,113

Banco Nacional de Desenvolvimento Economico e Social
144A notes 5 1/2s, 2020 (Brazil)		100,000	99,000

Brazil (Federal Republic of) notes zero %, 2017	BRL	1,500	777,661

Brazil (Federal Republic of) sr. notes 5 7/8s, 2019		$795,000	854,625

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 7/8s, 2018		550,000	611,875

Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6 3/4s, 2014		1,590,000	1,753,150

Industrial Bank Of Korea 144A sr. notes 7 1/8s, 2014		325,000	364,400

Philippines (Republic of) sr. unsec. unsub. bond
6 1/2s, 2020		1,350,000	1,454,625

Russia (Federation of) 144A unsec. unsub. bonds
5s, 2030		2,293,600	2,656,218

South Africa (Republic of) sr. unsec.
unsub. notes 6 7/8s, 2019		430,000	479,988

Spain (Government of) bonds Ser. REGS, 5.4s, 2011	EUR	1,000,000	1,428,852

Sri Lanka (Republic of) 144A notes 7.4s, 2015		$200,000	209,214

Turkey (Republic of) bonds 16s, 2012	TRY	175,000	129,457

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2019		$810,000	921,950

FOREIGN GOVERNMENT BONDS AND NOTES (7.2%)* cont.	Principal amount	Value

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017	$1,505,000	$1,724,670

Ukraine (Government of) sr. unsec.
unsub. bonds Ser. REGS, 6 7/8s, 2011	400,000	400,000

Ukraine (Government of) 144A sr. unsec.
bonds 6 7/8s, 2011	100,000	100,000

Ukraine (Government of) 144A sr. unsec.
unsub. notes 7.65s, 2013	300,000	305,250

Venezuela (Republic of) bonds 8 1/2s, 2014	450,000	392,445

Venezuela (Republic of) unsec. note FRN Ser. REGS,
1.249s, 2011	770,000	720,528

Venezuela (Republic of) unsec. notes 10 3/4s, 2013	1,985,000	1,924,656

Venezuela (Republic of) 144A unsec. bonds 13 5/8s,
2018	1,285,000	1,294,098

Total foreign government bonds and notes (cost $24,688,539)		$27,214,730

SENIOR LOANS (4.5%)* [c]	Principal amount	Value

Basic materials (0.1%)
Georgia-Pacific Corp. bank term loan FRN Ser. C,
3.503s, 2014	$83,687	$83,970

Georgia-Pacific, LLC bank term loan FRN Ser. B2,
2.252s, 2012	130,525	129,188

Rockwood Specialties Group, Inc. bank term loan FRN
Ser. H, 6s, 2014	70,457	70,527

Smurfit-Stone Container Enterprises, Inc. bank term
loan FRN 6 3/4s, 2016 U	140,000	139,975

		423,660
Capital goods (0.3%)
Graham Packaging Co., LP bank term loan FRN Ser. B,
2 1/2s, 2011	92,593	91,944

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN 2.251s, 2014	32,611	27,358

Hawker Beechcraft Acquisition Co., LLC bank term
loan FRN Ser. B, 2.235s, 2014	639,028	536,099

Manitowoc Co., Inc. (The) bank term loan FRN Ser. A,
4.813s, 2013	47,069	46,157

Mueller Water Products, Inc. bank term loan FRN
Ser. B, 5.247s, 2014	117,904	117,845

Polypore, Inc. bank term loan FRN Ser. B, 2.48s, 2014	301,175	289,881

		1,109,284
Communication services (0.8%)
Cebridge Connections, Inc. bank term loan FRN
4.749s, 2014	160,000	157,600

Charter Communications Operating, LLC bank term loan
FRN 9 1/4s, 2014	225,975	229,161

Charter Communications, Inc. bank term loan FRN
2.756s, 2014	200,000	182,429

Charter Communications, Inc. bank term loan FRN
2.23s, 2014	925,011	892,400

Insight Midwest, LP bank term loan FRN Ser. B,
2 1/4s, 2014	130,326	126,355

Intelsat Corp. bank term loan FRN Ser. B2,
2.728s, 2011	208,340	202,523

SENIOR LOANS (4.5%)* [c] cont.	Principal amount	Value

Communication services cont.
Intelsat Corp. bank term loan FRN Ser. B2-A,
2.728s, 2013	$208,404	$202,586

Intelsat Corp. bank term loan FRN Ser. B2-C,
2.728s, 2013	208,340	202,523

Intelsat, Ltd. bank term loan FRN 3.228s, 2014
(Luxembourg)	460,000	427,570

Level 3 Communications, Inc. bank term loan FRN
2.501s, 2014	108,000	100,665

Level 3 Financing, Inc. bank term loan FRN Ser. B,
11 1/2s, 2014	95,000	103,550

MetroPCS Wireless, Inc. bank term loan FRN 2 1/2s,
2013	218,075	213,531

West Corp. bank term loan FRN Ser. B2, 2.624s, 2013	112,344	109,062

		3,149,955
Consumer cyclicals (1.6%)
Building Materials Holdings Corp. bank term loan FRN
3.005s, 2014	152,848	150,300

CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s, 2012	241,702	237,472

Cenveo, Inc. bank term loan FRN Ser. C, 4.771s, 2013	128,425	128,544

Cenveo, Inc. bank term loan FRN Ser. DD, 4.771s, 2013	4,279	4,283

Clear Channel Communications, Inc. bank term loan
FRN Ser. B, 3.879s, 2016	177,851	144,003

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2011	109,410	108,589

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2010	60,379	59,927

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2010	33,066	32,818

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2010	30,466	30,238

Cooper-Standard Automotive, Inc. bank term loan FRN
5s, 2010	26,038	25,843

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. B, 5s, 2011	79,395	78,800

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. C, 5s, 2011	198,325	196,838

Cooper-Standard Automotive, Inc. bank term loan FRN
Ser. D, 5s, 2011	220,459	218,805

Dex Media West, LLC bank term loan FRN Ser. A,
7 1/2s, 2014	180,877	172,230

GateHouse Media, Inc. bank term loan FRN 2.49s, 2014	219,537	105,312

GateHouse Media, Inc. bank term loan FRN Ser. B,
2.23s, 2014	512,344	245,771

GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.239s, 2014	191,173	91,706

Golden Nugget, Inc. bank term loan FRN Ser. B,
3.23s, 2014	101,334	76,592

Golden Nugget, Inc. bank term loan FRN Ser. DD,
3.233s, 2014	57,647	43,571

Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2011	306,936	308,085

SENIOR LOANS (4.5%)* [c] cont.	Principal amount	Value

Consumer cyclicals cont.
Harrah’s Operating Co., Inc. bank term loan FRN
Ser. B2, 3.249s, 2015	$169,439	$146,009

Jarden Corp. bank term loan FRN Ser. B1, 2.001s, 2012	65,466	65,384

Jarden Corp. bank term loan FRN Ser. B2, 2.001s, 2012	29,762	29,604

Jarden Corp. bank term loan FRN Ser. B4, 3.501s, 2015	165,683	165,474

Michaels Stores, Inc. bank term loan FRN Ser. B,
2.519s, 2013	122,443	116,340

National Bedding Co. bank term loan FRN 2.317s, 2011	89,162	86,545

QVC, Inc. bank term loan FRN 5.745s, 2014	51,382	51,382

R.H. Donnelley, Inc. bank term loan FRN Ser. B,
9 1/4s, 2014	644,869	628,143

Realogy Corp. bank term loan FRN 0.081s, 2013	164,381	144,894

Realogy Corp. bank term loan FRN Ser. B, 3.251s, 2013	610,559	538,177

Six Flags Theme Parks bank term loan FRN 2.48s, 2015	375,114	373,317

Six Flags Theme Parks bank term loan FRN Ser. B,
5 3/4s, 2016	370,000	366,300

Thomas Learning bank term loan FRN Ser. B, 2 3/4s,
2014	99,237	87,328

Tribune Co. bank term loan FRN Ser. B, 5 1/4s,
2014 (In default) †	463,000	294,198

United Components, Inc. bank term loan FRN Ser. D,
2.249s, 2012	388,444	372,907

Univision Communications, Inc. bank term loan FRN
Ser. B, 2.501s, 2014	175,000	155,589

Yankee Candle Co., Inc. bank term loan FRN
2 1/4s, 2014	96,106	93,919

		6,175,237
Consumer staples (0.4%)
Claire’s Stores, Inc. bank term loan FRN 3.001s, 2014	79,388	69,663

Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 2.979s, 2014	490,079	473,199

Revlon Consumer Products bank term loan FRN 6s, 2015	390,000	385,369

Rite-Aid Corp. bank term loan FRN Ser. B, 1.983s, 2014	98,250	88,998

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	30,543	30,436

Spectrum Brands, Inc. bank term loan FRN Ser. B1,
8.002s, 2013	526,206	524,370

		1,572,035
Energy (0.2%)
EPCO Holding, Inc. bank term loan FRN Ser. A,
1.246s, 2012	220,000	204,600

Hercules Offshore, Inc. bank term loan FRN Ser. B,
6s, 2013	131,849	128,263

MEG Energy Corp. bank term loan FRN 6s, 2016 (Canada)	412,801	407,331

		740,194
Financials (—%)
HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	72,818	72,126

		72,126

SENIOR LOANS (4.5%)* [c] cont.	Principal amount		Value

Health care (0.6%)
Community Health Systems, Inc. bank term loan FRN
Ser. B, 2.502s, 2014		$292,170	$284,502

Community Health Systems, Inc. bank term loan FRN
Ser. DD, 2.502s, 2014		15,367	14,964

Health Management Associates, Inc. bank term loan
FRN 2.001s, 2014		1,286,022	1,244,226

IASIS Healthcare Corp. bank term loan FRN Ser. DD,
2.229s, 2014		119,752	115,062

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 7.62s, 2014		32,503	31,230

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 5.499s, 2014		406,669	379,219

IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN Ser. B, 2.229s, 2014		346,016	332,463

Select Medical Corp. bank term loan FRN Ser. B,
2.251s, 2012		10,682	10,297

			2,411,963
Technology (0.2%)
Compucom Systems, Inc. bank term loan FRN 3.73s, 2014		123,412	116,625

First Data Corp. bank term loan FRN Ser. B1,
2.998s, 2014		384,661	340,687

Freescale Semiconductor, Inc. bank term loan FRN
12 1/2s, 2014		110,107	113,114

			570,426
Utilities and power (0.3%)
Dynegy Holdings, Inc. bank term loan FRN 3.98s, 2013		194,000	190,484

NRG Energy, Inc. bank term loan FRN 1.998s, 2014		260,870	254,934

NRG Energy, Inc. bank term loan FRN 0.151s, 2014		171,715	167,807

TXU Energy Corp. bank term loan FRN Ser. B2,
3.729s, 2014		267,316	219,087

TXU Energy Corp. bank term loan FRN Ser. B3,
3.729s, 2014		194,445	157,607

			989,919
Total senior loans (cost $18,399,932)			$17,214,799

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.5%)*	strike price	amount	Value

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing May 13, 2020.	May-10/3.95	$7,920,100	$117,611

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing May 13, 2020.	May-10/3.95	7,920,100	63,915

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.7375% versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	40,294,600	592,734

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.5%)* cont.	strike price	amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.665% versus the three month
USD-LIBOR-BBA maturing March 8, 2021.	Mar-11/3.665	$40,294,600	$518,592

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing September 21, 2020.	Sep-10/3.95	10,469,300	296,177

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.95% versus the three month USD-LIBOR-BBA
maturing September 21, 2020.	Sep-10/3.95	10,469,300	195,671

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.995% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.995	25,699,300	676,406

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.995% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.995	25,699,300	526,579

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.965% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.965	17,132,800	472,523

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.965% versus the three month
USD-LIBOR-BBA maturing September 20, 2020.	Sep-10/3.965	17,132,800	329,464

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 26, 2020.	May-10/3.885	4,805,600	61,800

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 26, 2020.	May-10/3.885	4,805,600	59,926

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 19, 2020.	May-10/3.885	4,805,600	57,907

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 19, 2020.	May-10/3.885	4,805,600	55,505

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 12, 2020.	May-10/3.885	19,222,600	222,598

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to pay a fixed
rate of 3.885% versus the three month
USD-LIBOR-BBA maturing May 12, 2020.	May-10/3.885	19,222,600	195,878

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (1.5%)* cont.	strike price		amount	Value

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.235% versus the three month
USD-LIBOR-BBA maturing June 11, 2020.	Jun-10/4.235		$19,098,000	$622,977

Option on an interest rate swap with JPMorgan
Chase Bank, N.A. for the right to receive a
fixed rate of 4.23% versus the three month
USD-LIBOR-BBA maturing June 9, 2020.	Jun-10/4.23		19,098,000	617,247

Total purchased options outstanding (cost $6,625,371)				$5,683,510

CONVERTIBLE BONDS AND NOTES (0.4%)*		Principal amount		Value

Advanced Micro Devices, Inc. cv. sr. unsec.
notes 6s, 2015			$500,000	$479,375

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016			157,000	235,060

General Growth Properties, Inc.
144A cv. sr. notes 3.98s, 2027 (In default) † R			395,000	408,825

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014			195,000	239,119

Total convertible bonds and notes (cost $1,135,440)				$1,362,379

COMMON STOCKS (0.1%)*			Shares	Value

AboveNet, Inc. †			614	$31,148

Bohai Bay Litigation, LLC (Escrow) F			991	3,091

Nortek, Inc.			5,718	228,720

Vertis Holdings, Inc. F			11,336	11

Total common stocks (cost $200,130)				$262,970

PREFERRED STOCKS (—%)*			Shares	Value

GMAC, Inc. 144A Ser. G, 7.00% pfd.			228	$173,793

Total preferred stocks (cost $76,202)				$173,793

WARRANTS (—%)* †	Expiration	Strike
	date	Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	118	$9,204

Charter Communication Class A	11/30/14	46.86	20	105

New ASAT (Finance), Ltd. (Cayman Islands) F	2/01/11	0.01	3,380	—

Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	508	21,745

Vertis Holdings, Inc. F	10/18/15	$0.01	752	—

Total warrants (cost $19,381)				$31,054

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †			667	$1,661

Total convertible preferred stocks (cost $628,699)				$1,661

SHORT-TERM INVESTMENTS (15.4%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund [e]	12,246,946	$12,246,946

U.S. Treasury Bills for an effective yield of 0.27%,
December 16, 2010	$112,000	111,784

U.S. Treasury Bills with effective yields ranging
from 0.23% to 0.27%, November 18, 2010 # ##	18,771,000	18,723,190

U.S. Treasury Bills with effective yields ranging
from 0.21% to 0.26%, August 26, 2010 # ##	15,820,000	15,807,375

U.S. Treasury Cash Management Bills with effective
yields ranging from 0.21% to 0.24%, July 15, 2010 #	3,305,000	3,301,678

U.S. Treasury Cash Management Bills for an
effective yield of 0.40%, June 10, 2010 #	1,060,000	1,059,212

U.S. Treasury Bills with effective yields ranging
from 0.30% to 0.47%, April 1, 2010 #	7,260,000	7,260,000

Total short-term investments (cost $58,526,480)		$58,510,185

TOTAL INVESTMENTS

Total investments (cost $446,236,220)		$459,615,349

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
TRY	Turkish Lira

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $378,863,265.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at March 31, 2010.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at March 31, 2010.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at March 31, 2010. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents unfunded loan commitments (Note 8).

At March 31, 2010, liquid assets totaling $250,547,942 have been segregated to cover certain derivative contracts. Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at March 31, 2010.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at March 31, 2010.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at March 31, 2010 (as a percentage of Portfolio Value):

United States	86.2%	Brazil	0.7%

Russia	3.5	Turkey	0.6

Argentina	1.7	United Kingdom	0.5

Venezuela	1.4	Other	4.5

Indonesia	0.9	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 3/31/10 (aggregate face value $63,781,634) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$18,753,566	$18,387,110	4/22/10	$366,456

Brazilian Real	58,020	57,492	4/22/10	528

British Pound	1,055,897	1,062,385	4/22/10	(6,488)

Canadian Dollar	6,352,767	6,224,962	4/22/10	127,805

Danish Krone	244,282	246,086	4/22/10	(1,804)

Euro	51,867	51,952	4/22/10	(85)

Hungarian Forint	1,221,691	1,218,364	4/22/10	3,327

Japanese Yen	12,202,337	12,795,918	4/22/10	(593,581)

Malaysian Ringgit	172,786	166,440	4/22/10	6,346

Mexican Peso	285,721	276,910	4/22/10	8,811

New Zealand Dollar	6,024	5,900	4/22/10	124

Norwegian Krone	11,113,427	11,153,548	4/22/10	(40,121)

Polish Zloty	4,751,605	4,694,029	4/22/10	57,576

South African Rand	1,359,811	1,299,272	4/22/10	60,539

Swedish Krona	4,677,994	4,689,279	4/22/10	(11,285)

Swiss Franc	1,488,306	1,451,987	4/22/10	36,319

Total				$14,467

FORWARD CURRENCY CONTRACTS TO SELL at 3/31/10 (aggregate face value $52,247,543) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$913,982	$894,184	4/22/10	$(19,798)

Brazilian Real	1,388,833	1,381,275	4/22/10	(7,558)

British Pound	5,450,298	5,386,629	4/22/10	(63,669)

Canadian Dollar	889,737	865,726	4/22/10	(24,011)

Czech Koruna	1,604,290	1,582,200	4/22/10	(22,090)

Euro	17,456,724	17,485,642	4/22/10	28,918

Hungarian Forint	1,126,080	1,121,868	4/22/10	(4,212)

Japanese Yen	2,577,349	2,654,626	4/22/10	77,277

Norwegian Krone	1,977,424	1,970,615	4/22/10	(6,809)

Polish Zloty	2,883,627	2,847,927	4/22/10	(35,700)

South African Rand	1,321,444	1,265,854	4/22/10	(55,590)

Swedish Krona	5,920,281	5,949,240	4/22/10	28,959

Swiss Franc	8,891,013	8,716,959	4/22/10	(174,054)

Turkish Lira	126,595	124,798	4/22/10	(1,797)

Total				$(280,134)

FUTURES CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

				Unrealized
Number of			Expiration	appreciation/
contracts		Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	2	$1,295,503	Jun-10	$(1,314)

Canadian Government Bond 10 yr (Long)	5	578,883	Jun-10	(2,732)

Euro-Bobl 5 yr (Short)	8	1,265,120	Jun-10	(3,160)

Euro-Bund 10 yr (Long)	6	999,653	Jun-10	(2,857)

Euro-Schatz 2 yr (Short)	214	31,426,940	Jun-10	(19,248)

Japanese Government Bond 10 yr (Short) 4		5,916,952	Jun-10	15,820

Japanese Government Bond 10 yr
Mini (Long)	3	443,354	Jun-10	(3,609)

U.K. Gilt 10 yr (Long)	3	522,537	Jun-10	(3,818)

U.S. Treasury Bond 20 yr (Long)	1,132	131,453,500	Jun-10	(24,441)

U.S. Ultra Treasury Bond 30 yr (Long)	20	2,399,375	Jun-10	13,242

U.S. Treasury Note 5 yr (Short)	91	10,450,781	Jun-10	48,094

U.S. Treasury Note 10 yr (Long)	182	21,157,500	Jun-10	(178,349)

Total				$(162,372)

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $25,221,502) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA maturing
August 17, 2021.	$11,060,000	Aug-11/4.49	$447,156

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.525	861,313

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $25,221,502) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	$7,124,000	Aug-11/4.475	$283,321

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	7,124,000	Aug-11/4.475	304,693

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	5,530,000	Aug-11/4.55	220,039

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	5,530,000	Aug-11/4.55	237,901

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.49% versus the
three month USD-LIBOR-BBA maturing
August 17, 2021.	11,060,000	Aug-11/4.49	464,852

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	10,823,000	Aug-11/4.765	350,990

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
August 16, 2021.	10,823,000	Aug-11/4.765	574,485

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	11,515,000	Aug-11/4.70	390,128

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	11,515,000	Aug-11/4.70	576,441

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	30,543,000	Jul-11/4.745	965,464

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	30,543,000	Jul-11/4.745	1,606,867

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.5475% versus
the three month USD-LIBOR-BBA maturing
July 26, 2021.	9,548,000	Jul-11/4.5475	360,437

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	9,548,000	Jul-11/4.5475	413,428

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $25,221,502) (Unaudited) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	$19,096,000	Jul-11/4.52	$739,970

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.525	785,159

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	19,096,000	Jul-11/4.52	803,369

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	20,362,000	Jul-11/4.46	803,688

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	20,362,000	Jul-11/4.46	834,638

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.235% versus the three month USD-LIBOR-BBA
maturing June 11, 2020.	19,098,000	Jun-10/5.235	1,719

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.82%
versus the three month USD-LIBOR-BBA maturing
September 12, 2018.	1,469,000	Sep-13/4.82	49,755

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.51%
versus the three month USD-LIBOR-BBA maturing
May 14, 2022.	25,011,500	May-12/5.51	2,111,252

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
October 14, 2020.	3,157,400	Oct-10/4.02	69,526

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.02% versus the three month USD-LIBOR-BBA
maturing October 14, 2020.	3,157,400	Oct-10/4.02	90,238

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.23% versus the three month USD-LIBOR-BBA
maturing June 9, 2020.	19,098,000	Jun-10/5.23	1,528

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 4.02% versus
the three month USD-LIBOR-BBA maturing
September 28, 2020.	518,500	Sep-10/4.02	11,277

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36%
versus the three month USD-LIBOR-BBA maturing
February 13, 2025.	1,584,020	Feb-15/5.36	95,532

WRITTEN OPTIONS OUTSTANDING at 3/31/10 (premiums received $25,221,502) (Unaudited) cont.

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.		$1,584,020	Feb-15/5.36	$100,300

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.		5,766,760	Feb-15/5.27	347,217

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.		5,766,760	Feb-15/5.27	364,863

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.		40,294,600	Mar-11/4.7375	832,889

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.		40,294,600	Mar-11/4.665	901,793

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 4.02%
versus the three month USD-LIBOR-BBA maturing
September 28, 2020.		518,500	Sep-10/4.02	13,657

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate of
1.79% versus the six month EUR-EURIBOR-Telerate
maturing May 13, 2012.	EUR	37,930,000	May-10/1.79	10,246

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 1.79%
versus the six month EUR-EURIBOR-Telerate maturing
May 13, 2012.	EUR	37,930,000	May-10/1.79	278,190

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.82% versus the three month USD-LIBOR-BBA
maturing September 12, 2018.		$1,469,000	Sep-13/4.82	51,738

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.		25,011,500	May-12/5.51	707,014

Total				$18,063,073

TBA SALE COMMITMENTS OUTSTANDING at 3/31/10 (proceeds receivable $29,908,594) (Unaudited)

		Principal	Settlement
Agency		amount	date	Value

FNMA, 6s, May 1, 2040		$14,000,000	5/13/10	$14,925,859

FNMA, 6s, April 1, 2040		14,000,000	4/13/10	14,868,437

Total				$29,794,296

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
	$133,477,900		$60,708	3/11/25	4.23%	3 month USD-
						LIBOR-BBA	$(26,181)

	132,276,600		(376,823)	3/25/20	3 month USD-
					LIBOR-BBA	3.69%	(1,591,140)

	107,497,100		58,368	3/25/30	3 month USD-
					LIBOR-BBA	4.3%	(1,389,452)

	85,896,400		(61,921)	2/18/15	2.67%	3 month USD-
						LIBOR-BBA	(292,768)

	23,910,000		—	7/22/10	3 month USD-
					LIBOR-BBA	3.5375%	389,092

Barclays Bank PLC
AUD	4,030,000	E	—	2/4/20	6 month AUD-
					BBR-BBSW	6.8%	28,040

	$130,863,700		134,691	3/5/20	3 month USD-
					LIBOR-BBA	3.68%	(841,706)

	24,982,600	E	—	3/9/21	4.2375%	3 month USD-
						LIBOR-BBA	140,652

	873,400		—	3/22/12	1.1175%	3 month USD-
						LIBOR-BBA	320

	51,870,200		—	3/31/12	1.2%	3 month USD-
						LIBOR-BBA	(41,770)

Citibank, N.A.
	7,135,000		—	11/6/14	2.775%	3 month USD-
						LIBOR-BBA	(144,611)

Credit Suisse International
EUR	37,890,000		—	2/16/12	6 month EUR-
					EURIBOR-
					REUTERS	1.543%	167,413

	$147,886,700		(835,947)	2/22/40	4.58%	3 month USD-
						LIBOR-BBA	(3,362,807)

	670,791,300		16,021	3/19/11	3 month USD-
					LIBOR-BBA	0.5%	(84,280)

	23,791,800		(3,269)	3/19/12	1.09%	3 month USD-
						LIBOR-BBA	13,929

	1,871,600		—	3/22/12	1.1075%	3 month USD-
						LIBOR-BBA	1,045

	124,287,000		—	9/18/10	3 month USD-
					LIBOR-BBA	2.91916%	1,626,008

	2,380,000		—	11/19/14	2.505%	3 month USD-
						LIBOR-BBA	(13,946)

	7,135,000		—	11/6/14	2.7626%	3 month USD-
						LIBOR-BBA	(140,401)

	4,760,000		—	11/10/14	2.6875%	3 month USD-
						LIBOR-BBA	(74,298)

SEK	79,760,000	E	—	6/8/11	2.11%	3 month SEK-
						STIBOR-SIDE	(93,138)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
SEK	79,760,000	E	$—	6/8/12	3 month SEK-
					STIBOR-SIDE	3.275%	$94,244

SEK	26,590,000	E	—	6/8/11	2.22%	3 month SEK-
						STIBOR-SIDE	(35,069)

SEK	26,590,000	E	—	6/8/12	3 month SEK-
					STIBOR-SIDE	3.37%	34,774

Deutsche Bank AG
	$200,103,000		(81,691)	2/3/11	3 month USD-
					LIBOR-BBA	0.55%	146,779

	127,189,000		(157,194)	2/3/14	2.25%	3 month USD-
						LIBOR-BBA	(694,015)

EUR	18,945,000		—	2/26/12	6 month EUR-
					EURIBOR-
					REUTERS	1.486%	47,548

EUR	18,945,000		—	3/1/12	6 month EUR-
					EURIBOR-
					REUTERS	1.438%	20,597

	$6,724,000		(2,808)	3/10/13	1.7%	3 month USD-
						LIBOR-BBA	243

	13,241,400		(31,659)	3/10/18	3.41%	3 month USD-
						LIBOR-BBA	24,169

	165,330,400		(117,153)	3/16/14	2.25%	3 month USD-
						LIBOR-BBA	(104,455)

	74,997,800		(46,049)	3/16/15	2.66%	3 month USD-
						LIBOR-BBA	13,647

	128,755,000		(343,290)	1/8/15	2.84%	3 month USD-
						LIBOR-BBA	(2,339,172)

	34,300,000		—	1/8/29	3 month USD-
					LIBOR-BBA	3.19625%	(5,116,437)

	285,446,000		—	2/6/14	2.5529%	3 month USD-
						LIBOR-BBA	(4,427,019)

	48,326,000		—	2/6/29	3 month USD-
					LIBOR-BBA	3.42575%	(5,876,241)

	106,000,000		—	3/4/14	2.54%	3 month USD-
						LIBOR-BBA	(1,317,479)

Goldman Sachs International
AUD	1,922,500	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.6925%	7,331

AUD	5,750,000	E	—	2/23/20	6 month AUD-
					BBR-BBSW	6.7%	23,193

	$208,035,900		—	3/30/12	1.225%	3 month USD-
						LIBOR-BBA	(267,947)

	12,845,100		—	3/30/40	3 month USD-
					LIBOR-BBA	4.5375%	71,419

GBP	3,730,000		—	3/31/20	6 month GBP-
					LIBOR-BBA	3.8%	—

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

			Upfront		Payments	Payments	Unrealized
Swap counterparty /			premium	Termination	made by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
GBP	6,750,000		$—	3/31/15	2.85%	6 month GBP-
						LIBOR-BBA	$—

GBP	76,510,000		—	1/29/12	1.739%	6 month GBP-
						LIBOR-BBA	(790,665)

AUD	3,660,000	E	—	2/5/20	6 month AUD-
					BBR-BBSW	6.71%	15,870

JPMorgan Chase Bank, N.A.
JPY	2,402,400,000		—	2/19/15	6 month JPY-
					LIBOR-BBA	0.705%	(51,159)

JPY	511,900,000		—	2/19/20	6 month JPY-
					LIBOR-BBA	1.3975%	(18,392)

AUD	8,430,000		—	3/1/15	5.6%	6 month AUD-
						BBR-BBSW	64,122

AUD	6,322,500		—	3/2/15	5.6515%	6 month AUD-
						BBR-BBSW	37,308

CAD	15,180,000		—	3/1/12	1.43%	3 month CAD-
						BA-CDOR	91,235

CAD	3,520,000		—	3/1/20	3 month CAD-
					BA-CDOR	3.6425%	(10,186)

	$24,982,600	E	—	3/8/21	4.165%	3 month USD-
						LIBOR-BBA	286,800

	112,698,000		264,591	3/22/20	3 month USD-
					LIBOR-BBA	3.68%	(824,667)

	78,700,000		—	3/23/12	1.1475%	3 month USD-
						LIBOR-BBA	(12,248)

	6,423,000		—	7/16/10	3 month USD-
					LIBOR-BBA	3.384%	97,986

	19,148,000		—	7/22/10	3 month USD-
					LIBOR-BBA	3.565%	314,332

AUD	6,090,000		—	6/26/19	6 month AUD-
					BBR-BBSW	6.05%	(10,300)

JPY	358,600,000	E	—	7/28/29	6 month JPY-
					LIBOR-BBA	2.67%	(125,917)

JPY	482,100,000	E	—	7/28/39	2.40%	6 month JPY-
						LIBOR-BBA	106,388

	$9,574,000		17,105	12/10/12	1.73%	3 month USD-
						LIBOR-BBA	(65,507)

GBP	9,240,000		—	12/10/19	3.8325%	6 month GBP-
						LIBOR-BBA	(222,604)

AUD	2,100,000		—	12/17/19	6 month AUD-
					BBR-BBSW	6.15%	10,619

AUD	6,300,000		—	12/18/19	6 month AUD-
					BBR-BBSW	6.15%	31,523

PLN	9,400,000		—	1/26/11	6 month PLN-
					WIBOR-WIBO	4.177%	(1,554)

EUR	2,450,000		—	2/4/20	3.405%	6 month EUR-
						EURIBOR-
						REUTERS	(55,182)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
EUR	20,450,000	$—	2/4/15	6 month EUR-
				EURIBOR-
				REUTERS	2.596%	$377,453

JPY	1,236,100,000	—	2/5/20	1.415%	6 month JPY-
					LIBOR-BBA	10,381

JPY	537,900,000	—	2/5/40	6 month JPY-
				LIBOR-BBA	2.25%	(74,914)

CAD	7,690,000	—	3/16/11	0.98%	3 month CAD-
					BA-CDOR	4,407

CAD	1,690,000	—	3/16/19	3 month CAD-
				BA-CDOR	2.7%	(114,545)

CAD	7,940,000	—	3/17/13	1.56%	3 month CAD-
					BA-CDOR	180,390

CAD	2,520,000	—	3/17/24	3 month CAD-
				BA-CDOR	3.46%	(182,074)

	$158,590,000	—	4/3/10	3 month USD-
				LIBOR-BBA	1.168%	828,559

Total						$(25,526,430)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$8,600,000	$—	2/23/12	1.525%	USA Non Revised	$9,897
				Consumer Price
				Index - Urban
				(CPI-U)

644,636	672	1/12/40	(4.00%)1 month	Synthetic TRS	(9,151)
			USD-LIBOR	Index 4.00% 30
				year Fannie Mae
				pools

1,281,384	(1,592)	1/12/40	4.50% (1 month	Synthetic TRS	19,106
			USD-LIBOR)	Index 4.50% 30
				year Fannie Mae
				pools

629,169	4,899	1/12/40	(5.00%)1 month	Synthetic TRS	(12,259)
			USD-LIBOR	Index 5.00% 30
				year Fannie Mae
				pools

Citibank, N.A.
6,450,000	—	11/6/14	2.07%	USA Non Revised	16,125
				Consumer Price
				Index - Urban
				(CPI-U)

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

			Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /			premium	Termination	received (paid) by	received by	appreciation/
Notional amount			received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$2,150,000			$—	11/17/14	2.025%	USA Non Revised	$5,134
						Consumer Price
						Index - Urban
						(CPI-U)

2,150,000			—	11/19/14	2.01%	USA Non Revised	3,310
						Consumer Price
						Index - Urban
						(CPI-U)

6,450,000			—	11/6/14	2.0667%	USA Non Revised	32,902
						Consumer Price
						Index - Urban
						(CPI-U)

4,300,000			—	11/10/14	2.0775%	USA Non Revised	23,061
						Consumer Price
						Index - Urban
						(CPI-U)

Deutsche Bank AG
644,636			134	1/12/40	4.00% (1 month	Synthetic TRS	10,027
					USD-LIBOR)	Index 4.00% 30
						year Fannie Mae
						pools

1,281,384			791	1/12/40	(4.50%)1 month	Synthetic TRS	(20,065)
					USD-LIBOR	Index 4.50% 30
						year Fannie Mae
						pools

629,169			(2,539)	1/12/40	5.00% (1 month	Synthetic TRS	14,705
					USD-LIBOR)	Index 5.00% 30
						year Fannie Mae
						pools

EUR	5,760,000		—	3/27/14	1.785%	Eurostat Eurozone	85,580
						HICP excluding
						tobacco

Goldman Sachs International
EUR	9,600,000	F	—	4/30/13	2.375%	French Consumer	552,481
						Price Index
						excluding tobacco

EUR	9,600,000		—	4/30/13	(2.41%)	Eurostat Eurozone	(606,972)
						HICP excluding
						tobacco

EUR	9,600,000	F	—	5/6/13	2.34%	French Consumer	530,334
						Price Index
						excluding tobacco

EUR	9,600,000		—	5/6/13	(2.385%)	Eurostat Eurozone	(597,636)
						HICP excluding
						tobacco

EUR	5,320,000		—	4/23/14	1.67%	Eurostat Eurozone	(3,880)
						HICP excluding
						tobacco

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

EUR	5,760,000	$—	4/14/14	1.835%	Eurostat Eurozone	$58,895
					HICP excluding
					tobacco

	$18,950,000	—	5/18/10	0.25%	USA Non Revised	479,246
					Consumer Price
					Index - Urban
					(CPI-U)

JPMorgan Chase Bank, N.A.
EUR	4,300,000	—	4/6/12	1.8575%	Eurostat Eurozone	—
					HICP excluding
					tobacco

Total						$590,840

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/10 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Financial Security
Assurance Holdings,
Ltd, 6.4%, 12/15/66	Baa1	$—	$555,000	12/20/12	95 bp	$(42,457)

Citibank, N.A.
Lighthouse
International Co.,
SA, 8%, 4/30/14	Caa1	—	EUR 495,000	3/20/13	815 bp	(51,067)

Credit Suisse First Boston International
Ukraine (Government
of), 7.65%, 6/11/13	B2	—	$1,105,000	10/20/11	194 bp	(67,699)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	(18,605)	2,090,000	12/20/19	100 bp	13,732

DJ CMB NA CMBX AAA
Index	AA+	8,988	54,000	12/13/49	8 bp	2,050

Republic of
Ireland, 3 7/8%,
7/15/10	Aa1	119,336	2,090,000	12/20/19	100 bp	50,492

Deutsche Bank AG
Federal Republic of
Brazil, 12 1/4%,
3/6/30	Baa3	—	775,000	10/20/17	105 bp	(16,582)

General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	300,000	9/20/13	109 bp	(1,811)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/10 (Unaudited) cont.

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B2	$—	EUR 425,000	9/20/13	715 bp	$63,274

United Mexican
States, 7.5%, 4/8/33	Baa1	—	$1,495,000	3/20/14	56 bp	(24,809)

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B	—	EUR 400,000	9/20/13	477 bp	38,023

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	B	—	EUR 400,000	9/20/13	535 bp	48,327

Goldman Sachs International
DJ CDX NA CMBX AAA
Index	AAA	56,692	$1,550,000	3/15/49	7 bp	(82,790)

Lighthouse
International Co,
SA, 8%, 4/30/14	Caa1	—	EUR 420,000	3/20/13	680 bp	(70,815)

JPMorgan Chase Bank, N.A.
DJ CDX NA EM Series
10 Index	Ba1	28,017	$485,000	12/20/13	335 bp	44,661

Republic of
Argentina, 8.28%,
12/31/33	B–	—	705,000	6/20/14	235 bp	(152,539)

Sanmina-SCI Corp.,
8 1/8%, 3/1/16	B2	—	215,000	6/20/13	595 bp	12,219

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA
Index	AA	273,852	2,523,500	2/17/51	35 bp	(98,445)

Dominican Republic,
8 5/8%, 4/20/27	—	—	1,190,000	11/20/11	(170 bp)	26,787

Freeport-McMoRan
Copper & Gold,
Inc., T/L Bank Loan	Baa3	—	1,191,200	3/20/12	44 bp	(8,340)

Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—	510,000	10/12/12	339 bp	(61,552)

Total						$(379,341)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2010.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of March 31, 2010:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Communication services	$31,148	$—	$—

Conglomerates	—	—	3,091

Consumer cyclicals	—	228,720	11

Total common stocks	31,148	228,720	3,102

Asset-backed securities	—	44,595,303	1,180,994

Convertible bonds and notes	—	1,362,379	—

Convertible preferred stocks	—	1,661	—

Corporate bonds and notes	—	81,135,089	2,495

Foreign government bonds and notes	—	27,214,730	—

Mortgage-backed securities	—	189,568,548	1,187,331

Preferred stocks	—	173,793	—

Purchased options outstanding	—	5,683,510	—

Senior loans	—	17,214,799	—

U.S. Government and Agency Mortgage Obligations	—	31,490,508	—

Warrants	9,204	21,850	—

Short-term investments	12,246,946	46,263,239	—

Totals by level	$12,287,298	$444,954,129	$2,373,922

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts to buy	$—	$14,467	$—

Forward currency contracts to sell	—	(280,134)	—

Futures contracts	(162,372)	—	—

Written options	—	(18,063,073)	—

TBA sale commitments	—	(29,794,296)	—

Receivable purchase agreement	—	—	(203,849)

Interest rate swap contracts	—	(24,020,110)	—

Total return swap contracts	—	588,475	—

Credit default contracts	—	(847,621)	—

Totals by level	$(162,372)	$(72,402,292)	$(203,849)

The accompanying notes are an integral part of these financial statements.

67

Statement of assets and liabilities 3/31/10 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $433,989,274)	$447,368,403
Affiliated issuers (identified cost $12,246,946) (Note 6)	12,246,946

Cash	656,366

Foreign currency (cost $623) (Note 1)	618

Dividends, interest and other receivables	4,836,313

Receivable for investments sold	46,522,580

Receivable for sales of delayed delivery securities (Note 1)	29,964,594

Unrealized appreciation on swap contracts (Note 1)	7,448,184

Receivable for variation margin (Note 1)	625,514

Unrealized appreciation on forward currency contracts (Note 1)	828,779

Premium paid on swap contracts (Note 1)	2,080,540

Total assets	552,578,837

LIABILITIES

Distributions payable to shareholders	3,446,919

Payable for investments purchased	56,087,908

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	30,100,237

Payable for compensation of Manager (Note 2)	689,305

Payable for investor servicing fees (Note 2)	15,789

Payable for custodian fees (Note 2)	33,537

Payable for Trustee compensation and expenses (Note 2)	121,405

Payable for administrative services (Note 2)	1,344

Unrealized depreciation on forward currency contracts (Note 1)	1,094,446

Interest payable (Note 2)	145,866

Written options outstanding, at value (premiums received $25,221,502) (Notes 1 and 3)	18,063,073

Payable for receivable purchase agreement (Note 2)	203,849

Premium received on swap contracts (Note 1)	1,044,865

Unrealized depreciation on swap contracts (Note 1)	32,763,115

TBA sales commitments, at value (proceeds receivable $29,908,594) (Note 1)	29,794,296

Other accrued expenses	109,618

Total liabilities	173,715,572

Net assets	$378,863,265

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Note 1)	$554,642,921

Distributions in excess of net investment income (Note 1)	(6,097,906)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(163,346,544)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,335,206)

Total — Representing net assets applicable to capital shares outstanding	$378,863,265

COMPUTATION OF NET ASSET VALUE

Net asset value per share ($378,863,265 divided by 65,158,066 shares)	$5.81

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 3/31/10 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $11,452 from investments
in affiliated issuers) (Note 6)	$21,296,249

Dividends	7,929

Total investment income	21,304,178

EXPENSES

Compensation of Manager (Note 2)	1,437,626

Investor servicing fees (Note 2)	96,007

Custodian fees (Note 2)	47,094

Trustee compensation and expenses (Note 2)	13,337

Administrative services (Note 2)	10,676

Interest expense (Note 2)	31,918

Other	211,901

Total expenses	1,848,559

Expense reduction (Note 2)	(696)

Net expenses	1,847,863

Net investment income	19,456,315

Net realized gain on investments (Notes 1 and 3)	12,381,752

Net realized gain on swap contracts (Note 1)	38,503,219

Net realized loss on futures contracts (Note 1)	(3,469,928)

Net realized gain on foreign currency transactions (Note 1)	2,545,670

Net realized gain on written options (Notes 1 and 3)	2,279,776

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,860,896)

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreements and TBA sale commitments
during the period	(28,684,266)

Net gain on investments	21,695,327

Net increase in net assets resulting from operations	$41,151,642

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/10*	Year ended 9/30/09

Operations:
Net investment income	$19,456,315	$22,035,120

Net realized gain (loss) on investments
and foreign currency transactions	52,240,489	(102,052,358)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(30,545,162)	116,368,801

Net increase in net assets resulting from operations	41,151,642	36,351,563

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(49,152,848)	(34,859,749)

Increase in capital share transactions from reinvestment
of distributions	3,476,051	634,849

Decrease from shares repurchased (Note 4)	—	(10,711,596)

Total decrease in net assets	(4,525,155)	(8,584,933)

NET ASSETS

Beginning of period	383,388,420	391,973,353

End of period (including distributions in excess of net investment income of $6,097,906 and undistributed net investment
income of $23,598,627, respectively)	$378,863,265	$383,388,420

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	64,565,117	66,640,509

Shares issued in connection with reinvestment of distributions	592,949	136,964

Shares repurchased (Note 4)	—	(2,212,356)

Shares outstanding at end of period	65,158,066	64,565,117

* Unaudited

The accompanying notes are an integral part of these financial statements.

70

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended

	3/31/10	9/30/09	9/30/08	9/30/07	9/30/06	9/30/05

Net asset value,
beginning of period	$5.94	$5.88	$7.13	$7.08	$7.07	$7.13
Investment operations:

Net investment income [a]	.30	.34	.49 [f]	.36 [f]	.34 [f]	.32 [f]

Net realized and unrealized
gain (loss) on investments	.33	.24	(1.28)	.01	(.04)	.04

Total from investment operations	.63	.58	(.79)	.37	.30	.36

Less distributions:

From net investment income	(.76)	(.54)	(.49)	(.36)	(.35)	(.42)

Total distributions	(.76)	(.54)	(.49)	(.36)	(.35)	(.42)

Increase from shares repurchased	—	.02	.03	.04	.06	—

Net asset value, end of period	$5.81	$5.94	$5.88	$7.13	$7.08	$7.07

Market value, end of period	$6.23	$5.99	$5.39	$6.41	$6.15	$6.25

Total return at
market value (%) [b]	17.89 *	24.66	(8.92)	10.15	4.17	(0.98)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$378,863	$383,388	$391,973	$578,811	$664,410	$709,266

Ratio of expenses to
average net assets (%) [c]	.48 *[d]	1.02 [d]	.96 [f]	.90 [f]	.89 [f]	.87 [f]

Ratio of expenses to
average net assets excluding
interest expense(%) [c]	.47 *	.98	.96 [f]	.90 [f]	.89 [f]	.87 [f]

Ratio of net investment income
to average net assets (%)	5.04 *[d]	7.05 [d]	7.29 [f]	5.01 [f]	4.84 [f]	4.43 [f]

Portfolio turnover (%)	35.57 *[e]	223.19 [e]	158.75 [e]	77.78 [e]	113.12 [e]	165.33 [e]

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.01% and 0.04% of average net assets as of March 31, 2010 and September 30, 2009, respectively. (Note 2)

e Portfolio turnover excludes dollar roll transactions.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2008	0.01%

September 30, 2007	0.02

September 30, 2006	0.02

September 30, 2005	0.02

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/10 (Unaudited)

Note 1: Significant accounting policies

Putnam Master Intermediate Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and is authorized to issue an unlimited number of shares. The fund’s investment objective is to seek, with equal emphasis, high current income and relative stability of net asset value, by allocating its investments among the U.S. investment grade sector, high-yield sector and international sector. The fund invests in higher yielding, lower rated bonds that have a higher rate of default. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, May 13, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

C) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

The fund had an average contract amount of approximately $197,400,000 on Purchased options contracts for the period ended March 31, 2010.

See Note 3 for the volume of Written options contracts activity for the period ended March 31, 2010.

Outstanding contracts on Futures contracts at the period ended March 31, 2010 are indicative of the volume of activity during the period.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the period ended March 31, 2010 are indicative of the volume of activity during the period.

G) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Total return swap contracts at the period ended March 31, 2010 are indicative of the volume of activity during the period.

H) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $4,645,500,000 on Interest rate swap contracts for the period ended March 31, 2010.

I) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $57,200,000 on Credit default swap contracts for the period ended March 31, 2010.

J) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At March 31, 2010, the fund had a net liability position of $37,082,097 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $34,885,820.

K) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

M) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At September 30, 2009, the fund had a capital loss carryover of $122,894,194 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss Carryover	Expiration

$27,431,170	September 30, 2010

47,564,236	September 30, 2011

7,342,291	September 30, 2015

11,586,218	September 30, 2016

28,970,279	September 30, 2017

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2010 approximately $87,176,440 of losses recognized during the period November 1, 2008 to September 30, 2009.

The aggregate identified cost on a tax basis is $451,733,726, resulting in gross unrealized appreciation and depreciation of $39,092,485 and $31,210,862, respectively, or net unrealized appreciation of $7,881,623.

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million of average weekly assets, 0.65% of the next $500 million, 0.60% of the next $500 million and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $655,823 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions provided by PFTC during the period ended March 31, 2010 are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended March 31, 2010, the fund’s expenses were reduced by $696 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $271, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the period ended March 31, 2010, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $133,647,318 and $152,223,511, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended March 31, 2010 are summarized as follows:

		Contract Amounts	Premiums Received

Written options outstanding	EUR	—	—
at beginning of period	USD	483,999,000	$26,542,096

Options	EUR	75,860,000	263,160
opened	USD	102,642,560	2,957,466

Options	EUR	—	—
exercised	USD	(50,458,000)	(2,270,610)

Options	EUR	—	—
expired	USD	(50,458,000)	(2,270,610)

Options	EUR	—	—
closed	USD	—	—

Written options outstanding	EUR	75,860,000	263,160
at end of period	USD	485,725,560	$24,958,342

Note 4: Shares repurchased

In September 2009, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2010 (based on shares outstanding as of October 7, 2009). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2009 (based on shares outstanding as of October 7, 2008) and prior to that, to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. For the six months ended March 31, 2010, the fund did not repurchase any common shares.

Note 5: Summary of derivative activity
The following is a summary of the market values of derivative instruments as of March 31, 2010:

Market values of derivative instruments as of March 31, 2010

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$237,611	Payables	$1,085,232

Foreign exchange
contracts	Receivables	828,779	Payables	1,094,446

	Investments,		Payables,
	Receivables, Net		Net assets—
	assets — Unrealized		Unrealized
Interest rate	appreciation /		appreciation /
contracts	(depreciation)	13,091,456*	(depreciation)	49,065,026*

Total		$14,157,846		$51,244,704

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the period ended March 31, 2010 (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(1,389,954)	$(1,389,954)

Foreign exchange
contracts	—	—	2,530,947	—	2,530,947

Interest rate contracts	(585,302)	(3,469,928)	—	39,893,173	35,837,943

Total	$(585,302)	$(3,469,928)	$2,530,947	$38,503,219	$36,978,936

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$1,822,424	$1,822,424

Foreign exchange
contracts	—	—	(1,821,492)	—	(1,821,492)

Interest rate contracts	1,055,843	(1,197,510)	—	(41,866,668)	(42,008,335)

Total	$1,055,843	$(1,197,510)	$(1,821,492)	$(40,044,244)	$(42,007,403)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $11,452 for the period ended March 31, 2010. During the period ended March 31, 2010, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $145,844,504 and $150,917,493, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of March 31, 2010, the fund had unfunded loan commitments of $140,000, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Smurfit-Stone Container Enterprises, Inc.	$140,000

Note 9: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 10: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Shareholder meeting results (Unaudited)

January 28, 2010 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:
	Votes for	Votes withheld

Ravi Akhoury	57,937,355	1,612,168

Jameson A. Baxter	57,975,472	1,574,052

Charles B. Curtis	57,952,294	1,597,230

Robert J. Darretta	58,034,009	1,515,514

Myra R. Drucker	57,946,123	1,603,400

John A. Hill	57,978,033	1,571,491

Paul L. Joskow	58,003,491	1,546,033

Elizabeth T. Kennan	57,896,508	1,653,016

Kenneth R. Leibler	58,006,313	1,543,211

Robert E. Patterson	57,981,620	1,567,903

George Putnam, III	57,972,986	1,576,537

Robert L. Reynolds	57,919,574	1,629,950

W. Thomas Stephens	57,980,425	1,569,099

Richard B. Worley	58,005,172	1,544,352

All tabulations are rounded to the nearest whole number.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
Global Natural Resources Fund*	Income Fund
International Capital Opportunities Fund*	Money Market Fund†
International Equity Fund*	U.S. Government Income Trust
Investors Fund
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation

Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your finan-cial advisor for details about any of these or other services, or see your prospectus.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Elizabeth T. Kennan	James P. Pappas
Putnam Investment	Kenneth R. Leibler	Vice President
Management, LLC	Robert E. Patterson
One Post Office Square	George Putnam, III	Francis J. McNamara, III
Boston, MA 02109	Robert L. Reynolds	Vice President and
	W. Thomas Stephens	Chief Legal Officer
Investment Sub-Manager	Richard B. Worley
Putnam Investments Limited		Robert R. Leveille
57–59 St James’s Street	Officers	Vice President and
London, England SW1A 1LD	Robert L. Reynolds	Chief Compliance Officer
President
Investment Sub-Advisor		Mark C. Trenchard
The Putnam Advisory	Jonathan S. Horwitz	Vice President and
Company, LLC	Executive Vice President,	BSA Compliance Officer
One Post Office Square	Principal Executive	Judith Cohen
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Vice President, Clerk and
Marketing Services		Assistant Treasurer
Putnam Retail Management	Charles E. Porter
One Post Office Square	Senior Advisor to the Trustees	Wanda M. McManus
Boston, MA 02109		Vice President, Senior Associate
	Steven D. Krichmar	Treasurer and Assistant Clerk
Custodian	Vice President and
State Street Bank	Principal Financial Officer	Nancy E. Florek
and Trust Company		Vice President, Assistant Clerk,
	Janet C. Smith	Assistant Treasurer and
Legal Counsel	Vice President, Principal	Proxy Manager
Ropes & Gray LLP	Accounting Officer and
Assistant Treasurer
Trustees
John A. Hill, Chairman
Jameson A. Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Ravi Akhoury	Assistant Treasurer
Charles B. Curtis
Robert J. Darretta	Beth S. Mazor
Myra R. Drucker	Vice President
Paul L. Joskow

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit our Web site (putnam.com) anytime for up-to-date information about the fund’s NAV.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

SA713 261075 5/10

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value )
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

October 1 -
October 7,
2009	-	-	-	4,451,695
October 8 -
October 31,
2009	-	-	-	6,456,512

November 1 -
November 30,
2009	-	-	-	6,456,512
December 1 -
December 31,
2009	-	-	-	6,456,512
January 1 -
January 31,
2010	-	-	-	6,456,512
February 1 -
February 28,
2010	-	-	-	6,456,512
March 1 -
March 31, 2010	-	-	-	6,456,512

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on three occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008 and October 8, 2009. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 6,664,051 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allows repurchases up to a total of 6,456,512 shares of the fund.

** Information prior to October 7, 2009 is based on the total number of shares eligible for repurchase under the program, as amended through September 2008. Information from October 8, 2009 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2009.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Master Intermediate Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: May 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: May 28, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: May 28, 2010